                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on August 16, 2004 and covers activity from June 26, 2004 through July 26, 2004.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11th day of August, 2004.


                                            AMERICAN EXPRESS TRAVEL RELATED
                                            SERVICES COMPANY, INC., as Servicer

                                            By:    /s/  Robin Flanagan
                                                   -------------------------
                                            Name:  Robin Flanagan
                                            Title: Director
                                                   Global External Reporting

I.  Monthly Period Trust Activity
--------------------------------------------------------------------------------


A. Trust Activity                                    Trust Totals
-----------------                                    ------------

Number of days in period                                       31
Beginning Principal Receivable Balance          23,843,099,739.93
Special Funding Account Balance                              0.00
Beginning Total Principal Balance               23,843,099,739.93
Finance Charge Collections (excluding              353,856,554.28
 Recoveries)
Recoveries                                          18,233,757.61
Total Collections of Finance Charge Receivables    372,090,311.89
Total Collections of Principal Receivables       5,763,953,930.97
Monthly Payment Rate                                     23.3947%
Defaulted amount                                    99,505,092.53
Annualized Default Rate                                   4.9581%
Trust Portfolio Yield                                    13.4608%
New Principal Receivables                        5,650,430,075.09
Ending Principal Receivables Balance            23,630,070,791.52
Ending Required Minimum Principal Balance       19,447,250,000.00
Ending Transferor Amount                         5,455,070,791.52
Ending Special Funding Account Balance                       0.00
Ending Total Principal Balance                  23,630,070,791.52

B. Series Allocations                         Series 1999-5      Series 2000-1    Series 2000-2     Series 2000-3     Series 2000-4
---------------------                         -------------      -------------    -------------     -------------     -------------
Group Number                                              2                  1                2                 2                 2
Invested Amount                                        0.00     500,000,000.00   500,000,000.00  1,000,000,000.00  1,212,122,000.00
Adjusted Invested Amount                               0.00     500,000,000.00   500,000,000.00  1,000,000,000.00  1,212,122,000.00
Principal Funding Account Balance                      0.00               0.00             0.00              0.00              0.00
Series Required Transferor Amount                      0.00      35,000,000.00    35,000,000.00     70,000,000.00     84,848,540.00
Series Allocation Percentage                          0.00%              2.75%            2.75%             5.50%             6.67%
Series Alloc. Finance Charge Collections               0.00      10,236,322.20    10,236,322.20     20,472,644.40     24,815,342.67
Series Allocable Recoveries                            0.00         501,616.44       501,616.44      1,003,232.88      1,216,040.65
Series Alloc. Principal Collections                    0.00     158,568,196.18   158,568,196.18    317,136,392.35    384,407,998.17
Series Allocable Defaulted Amount                      0.00       2,737,416.58     2,737,416.58      5,474,833.15      6,636,165.71

B. Series Allocations                         Series 2000-5      Series 2001-1    Series 2001-2     Series 2001-3     Series 2001-4
---------------------                         -------------      -------------    -------------     ------------      -------------

Group Number                                              2                  2                1                 2                 2
Invested Amount                              787,878,000.00     750,000,000.00   250,000,000.00    750,000,000.00    725,000,000.00
Adjusted Invested Amount                     787,878,000.00     750,000,000.00   250,000,000.00    750,000,000.00    725,000,000.00
Principal Funding Account Balance                      0.00               0.00             0.00              0.00              0.00
Series Required Transferor Amount             55,151,460.00      52,500,000.00    17,500,000.00     52,500,000.00     50,750,000.00
Series Allocation Percentage                          4.33%              4.13%            1.38%             4.13%             3.99%
Series Alloc. Finance Charge Collections      16,129,946.12      15,354,483.30     5,118,161.10     15,354,483.30     14,842,667.19
Series Allocable Recoveries                      790,425.12         752,424.66       250,808.22        752,424.66        727,343.84
Series Alloc. Principal Collections          249,864,786.53     237,852,294.26    79,284,098.09    237,852,294.26    229,923,884.45
Series Allocable Defaulted Amount              4,313,500.59       4,106,124.86     1,368,708.29      4,106,124.86      3,969,254.03

B. Series Allocations                         Series 2001-5      Series 2001-6    Series 2001-7     Series 2002-1     Series 2002-2
---------------------                         -------------      -------------    -------------     -------------     -------------

Group Number                                              2                  2                2                 2                 2
Invested Amount                              500,000,000.00     700,000,000.00   650,000,000.00    920,000,000.00    940,000,000.00
Adjusted Invested Amount                     500,000,000.00     700,000,000.00   650,000,000.00    920,000,000.00    940,000,000.00
Principal Funding Account Balance                      0.00               0.00             0.00              0.00              0.00
Series Required Transferor Amount             35,000,000.00      49,000,000.00    45,500,000.00     64,400,000.00     65,800,000.00
Series Allocation Percentage                          2.75%              3.85%            3.58%             5.06%             5.17%
Series Alloc. Finance Charge Collections      10,236,322.20      14,330,851.08    13,307,218.86     18,834,832.84     19,244,285.73
Series Allocable Recoveries                      501,616.44         702,263.02       652,101.37        922,974.25        943,038.91
Series Alloc. Principal Collections          158,568,196.18     221,995,474.65   206,138,655.03    291,765,480.96    298,108,208.81
Series Allocable Defaulted Amount              2,737,416.58       3,832,383.21     3,558,641.55      5,036,846.50      5,146,343.16

B. Series Allocations                         Series 2002-3      Series 2002-4    Series 2002-5     Series 2002-6     Series 2003-1
---------------------                         -------------      -------------    -------------     -------------     -------------

Group Number                                              2                  2                2                 2                 2
Invested Amount                              920,000,000.00     500,000,000.00   600,000,000.00    720,000,000.00    920,000,000.00
Adjusted Invested Amount                     920,000,000.00     500,000,000.00   600,000,000.00    720,000,000.00    920,000,000.00
Principal Funding Account Balance                      0.00               0.00             0.00              0.00              0.00
Series Required Transferor Amount             64,400,000.00      35,000,000.00    42,000,000.00     50,400,000.00     64,400,000.00
Series Allocation Percentage                          5.06%              2.75%            3.30%             3.96%             5.06%
Series Alloc. Finance Charge Collections      18,834,832.84      10,236,322.20    12,283,586.64     14,740,303.96     18,834,832.84
Series Allocable Recoveries                      922,974.25         501,616.44       601,939.73        722,327.67        922,974.25
Series Alloc. Principal Collections          291,765,480.96     158,568,196.18   190,281,835.41    228,338,202.49    291,765,480.96
Series Allocable Defaulted Amount              5,036,846.50       2,737,416.58     3,284,899.89      3,941,879.87      5,036,846.50

B. Series Allocations                         Series 2003-2      Series 2003-3    Series 2003-4     Series 2004-1     Series 2004-2
---------------------                         -------------      -------------    -------------     -------------     -------------

Group Number                                              2                  2                1                 2                 2
Invested Amount                            1,100,000,000.00     750,000,000.00   680,000,000.00    800,000,000.00    400,000,000.00
Adjusted Invested Amount                   1,100,000,000.00     750,000,000.00   680,000,000.00    800,000,000.00    400,000,000.00
Principal Funding Account Balance                      0.00               0.00             0.00              0.00              0.00
Series Required Transferor Amount             77,000,000.00      52,500,000.00    47,600,000.00     56,000,000.00     28,000,000.00
Series Allocation Percentage                          6.05%              4.13%            3.74%             4.40%             2.20%
Series Alloc. Finance Charge Collections      22,519,908.84      15,354,483.30    13,921,398.19     16,378,115.52      8,189,057.76
Series Allocable Recoveries                    1,103,556.17         752,424.66       682,198.36        802,586.30        401,293.15
Series Alloc. Principal Collections          348,850,031.59     237,852,294.26   215,652,746.80    253,709,113.88    126,854,556.94
Series Allocable Defaulted Amount              6,022,316.47       4,106,124.86     3,722,886.54      4,379,866.52      2,189,933.26

B. Series Allocations                         Series 2004-3                                                             Trust Total
---------------------                         -------------                                                             -----------
Group Number                                            1
Invested Amount                            600,000,000.00                                                         18,175,000,000.00
Adjusted Invested Amount                   600,000,000.00                                                         18,175,000,000.00
Principal Funding Account Balance                    0.00                                                                      0.00
Series Required Transferor Amount           42,000,000.00                                                          1,272,250,000.00
Series Allocation Percentage                        3.30%                                                                      100%
Series Alloc. Finance Charge Collections    12,283,586.64                                                            372,090,311.89
Series Allocable Recoveries                    601,939.73                                                             18,233,757.61
Series Alloc. Principal Collections        190,281,835.41                                                          5,763,953,930.97
Series Allocable Defaulted Amount            3,284,899.89                                                             99,505,092.53

C. Group Allocations
--------------------

1. Group 1 Allocations                                                          Series 2000-1
----------------------                                                          -------------
Invested Amount                                                                500,000,000.00
Investor Finance Charge Collections                                              7,802,893.00

Investor Monthly Interest                                                        2,856,000.00
Investor Default Amount                                                          2,086,664.35
Investor Monthly Fees                                                              833,333.33
Investor Additional Amounts                                                              0.00
Total                                                                            5,775,997.69

Reallocated Investor Finance
  Charge Collections                                                             8,923,949.95
Available Excess                                                                 3,147,952.27

1. Group 1 Allocations                      Series 2001-2     Series 2003-4     Series 2004-3                         Group 1 Total
----------------------                      -------------     -------------     -------------                         -------------
Invested Amount                            250,000,000.00    680,000,000.00    600,000,000.00                      2,030,000,000.00
Investor Finance Charge Collections          3,901,446.50     10,611,934.47      9,363,471.59                         31,679,745.56

Investor Monthly Interest                    1,106,593.75        996,341.67      2,084,933.33                          7,043,868.75
Investor Default Amount                      1,043,332.18      2,837,863.52      2,503,997.22                          8,471,857.27
Investor Monthly Fees                          416,666.67      1,133,333.33      1,000,000.00                          3,383,333.33
Investor Additional Amounts                          0.00              0.00              1.00                                  0.00
Total                                        2,566,592.59      4,967,538.52      5,588,930.56                         18,899,059.35

Reallocated Investor Finance
  Charge Collections                         4,140,568.73      9,248,753.60      9,366,473.28                         31,679,745.56
Available Excess                             1,573,976.13      4,281,215.08      3,777,542.72                         12,780,686.21

2. Group 2 Allocations                      Series 1999-5     Series 2000-2     Series 2000-3     Series 2000-4       Series 2000-5
----------------------                      -------------     -------------     -------------     -------------       -------------
Invested Amount                                      0.00    500,000,000.00  1,000,000,000.00  1,212,122,000.00      787,878,000.00
Investor Finance Charge Collections                  0.00      7,802,893.00     15,605,785.99     18,916,116.53       12,295,455.45

Investor Monthly Interest                            0.00        707,388.89      1,411,111.11      1,815,839.70        1,101,908.48
Investor Default Amount                              0.00      2,086,664.35      4,173,328.70      5,058,583.54        3,288,073.87
Investor Monthly Fees                                0.00        833,333.33      1,666,666.67      2,020,203.33        1,313,130.00
Investor Additional Amounts                          0.00              0.00              0.00              0.00                0.00
Total                                                0.00      3,627,386.57      7,251,106.48      8,894,626.57        5,703,112.35

Reallocated Investor Finance
  Charge Collections                                 0.00      7,812,280.74     15,620,894.82     19,039,831.15       12,297,484.45
Investment Funding Account Proceeds                                                                    1,523.00
Available Excess                                     0.00      4,184,894.17      8,369,788.34     10,146,727.58        6,594,372.10

2. Group 2 Allocations                      Series 2001-1     Series 2001-3     Series 2001-4     Series 2001-5       Series 2001-6
----------------------                      -------------     -------------     -------------     -------------       -------------
Invested Amount                            750,000,000.00    750,000,000.00    725,000,000.00    500,000,000.00      700,000,000.00
Investor Finance Charge Collections         11,704,339.49     11,704,339.49     11,314,194.84      7,802,893.00       10,924,050.19

Investor Monthly Interest                    1,051,066.67      1,043,433.33      1,008,652.22        716,444.44          967,244.44
Investor Default Amount                      3,129,996.53      3,129,996.53      3,025,663.31      2,086,664.35        2,921,330.09
Investor Monthly Fees                        1,250,000.00      1,250,000.00      1,208,333.33        833,333.33        1,166,666.67
Investor Additional Amounts                          0.00              0.00              0.00              0.00                0.00
Total                                        5,431,063.19      5,423,429.86      5,242,648.87      3,636,442.13        5,055,241.20

Reallocated Investor Finance
  Charge Collection                         11,708,404.45     11,700,771.11     11,310,745.41      7,821,336.30       10,914,093.04
Investment Funding Account Proceeds
Available Excess                             6,277,341.25      6,277,341.25      6,068,096.54      4,184,894.17        5,858,851.84

2. Group 2 Allocations                      Series 2001-7      Series 2002-1    Series 2002-2     Series 2002-3       Series 2002-4
----------------------                      -------------      -------------    -------------     -------------       -------------
Invested Amount                            650,000,000.00     920,000,000.00   940,000,000.00    920,000,000.00      500,000,000.00
Investor Finance Charge Collections         10,143,760.89      14,357,323.11    14,669,438.83     14,357,323.11        7,802,893.00

Investor Monthly Interest                      898,617.78       1,267,760.00     1,294,651.56      1,266,451.56          660,133.33
Investor Default Amount                      2,712,663.66       3,839,462.41     3,922,928.98      3,839,462.41        2,086,664.35
Investor Monthly Fees                        1,083,333.33       1,533,333.33     1,566,666.67      1,533,333.33          833,333.33
Investor Additional Amounts                          0.00               0.00             0.00              0.00                0.00
Total                                        4,694,614.77       6,640,555.74     6,784,247.20      6,639,247.30        3,580,131.02

Reallocated Investor Finance
  Charge Collections                        10,134,977.19      14,340,761.01    14,651,848.24     14,339,452.57        7,765,025.19
Investment Funding Account Proceeds
Available Excess                             5,440,362.42       7,700,205.27     7,867,601.04      7,700,205.27        4,184,894.17

2. Group 2 Allocations                      Series 2002-5      Series 2002-6    Series 2003-1     Series 2003-2       Series 2003-3
----------------------                      -------------      -------------    -------------     -------------       -------------
Invested Amount                            600,000,000.00     720,000,000.00   920,000,000.00  1,100,000,000.00      750,000,000.00
Investor Finance Charge Collections          9,363,471.59      11,236,165.91    14,357,323.11     17,166,364.59       11,704,339.49

Investor Monthly Interest                      855,333.33       1,010,560.00     1,267,760.00      1,513,453.33        1,030,833.33
Investor Default Amount                      2,503,997.22       3,004,796.67     3,839,462.41      4,590,661.57        3,129,996.53
Investor Monthly Fees                        1,000,000.00       1,200,000.00     1,533,333.33      1,833,333.33        1,250,000.00
Investor Additional Amounts                          0.00               0.00             0.00              0.00                0.00
Total                                        4,359,330.56       5,215,356.67     6,640,555.74      7,937,448.24        5,410,829.86

Reallocated Investor Finance
  Charge Collections                         9,381,203.56      11,241,604.27    14,340,761.01     17,144,215.41       11,688,171.11
Investment Funding Account Proceeds
Available Excess                             5,021,873.00       6,026,247.60     7,700,205.27      9,206,767.17        6,277,341.25

2. Group 2 Allocations                      Series 2004-1      Series 2004-2                                          Group 2 Total
----------------------                      -------------      -------------                                          -------------
Invested Amount                            800,000,000.00     400,000,000.00                                      16,145,000,000.00
Investor Finance Charge Collections         12,484,628.79       6,242,314.40                                         251,955,414.81

Investor Monthly Interest                    1,077,368.89         572,444.44                                          22,538,456.84
Investor Default Amount                      3,338,662.96       1,669,331.48                                          67,378,391.92
Investor Monthly Fees                        1,333,333.33         666,666.67                                          26,908,333.33
Investor Additional Amounts                          0.00               0.00                                                   0.00
Total                                        5,749,365.19       2,908,442.59                                         116,825,182.10

Reallocated Investor Finance
  Charge Collections                        12,445,195.86       6,256,357.93                                        251,955,414.81
Investment Funding Account Proceeds                                                                                       1,523.00
Available Excess                             6,695,830.67       3,347,915.34                                        135,131,755.71

                                                  GROUP I           GROUP II
                                                  -------           --------
Group Investor Finance
  Charge Collections                        31,679,745.56     251,955,414.81
Group Expenses                              18,899,059.35     116,825,182.10
Reallocable Investor Finance
  Charge Collections                        12,780,686.21     135,130,232.72

D. Trust Performance
---------------------

Delinquencies:

31-60 Days Delinquent:                                            240,255,619
61-90 Days Delinquent:                                            137,698,379
90+ Days Delinquent:                                              216,101,900
Total 30+ Days Delinquent:                                        594,055,898

II. Series 1999-5 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                             Series         Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocations        Interest               Interest
----------------------------------                         -----------      --------------         -----------
Beginning Invested /Transferor Amount                             0.00                0.00                0.00
Beginning Adjusted Invested Amount                                 N/A                0.00                 N/A
Floating Allocation Percentage                                     N/A             0.0000%             0.0000%
Principal Allocation Percentage                                    N/A             0.0000%             0.0000%
Collections of Finance Chg. Receivables                           0.00                0.00                0.00
Collections of Principal Receivables                              0.00                0.00                0.00
Defaulted Amount                                                  0.00                0.00                0.00

Ending Invested / Transferor Amounts                              0.00                0.00                0.00

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A             Class B           Interest                 Total
--------------------------------------                         -------             -------          ----------                ------

Principal Funding Account                                         0.00                0.00                0.00                 0.00
Investment Proceeds for Monthly Period                            0.00                0.00                0.00                 0.00
Reserve Draw Amount                                               0.00                0.00                0.00                 0.00
Available Reserve Account Amount                                  0.00                0.00                0.00                 0.00
Reserve Account Surplus                                           0.00                0.00                0.00                 0.00

Coupon  July 15, 2004 to August 15, 2004                       0.0000%             0.0000%             0.0000%
Monthly Interest Due                                              0.00                0.00                   -                 0.00
Outstanding Monthly Interest Due                                  0.00                0.00                0.00                 0.00
Additional Interest Due                                           0.00                0.00                0.00                 0.00
Total Interest Due                                                0.00                0.00                0.00                 0.00
Investor Default Amount                                           0.00                0.00                0.00                 0.00
Investor Monthly Fees Due                                         0.00                0.00                0.00                 0.00
Investor Additional Amounts Due
Total Due                                                         0.00                0.00                0.00                 0.00

Reallocated Investor Finance Charge Collections                                                                                0.00
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                             0.0000%
Base Rate                                                                                                                   0.0000%
Excess Spread Percentage                                                                                                    0.0000%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A             Class B           Interest                 Total
--------------------------------------------                   -------             ------           ----------                -----

Beginning Certificates Balance                                    0.00                0.00                0.00                 0.00
Interest Distributions                                            0.00                0.00                0.00                 0.00
Principal Deposits - Prin. Funding Account                        0.00                0.00                0.00                 0.00
Principal Distributions                                           0.00                0.00                0.00                 0.00
Total Distributions                                               0.00                0.00                0.00                 0.00
Ending Certificates Balance                                       0.00                0.00                0.00                 0.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                               $0.00

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $0.00

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest                                               $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $0.00

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $0.00

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                               $0.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                              $0.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                       $0.00

          a.   Class A Monthly Interest:                                 $0.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):             $0.00
          e.   Excess Spread:                                            $0.00

     2.   Class B Available Funds:                                       $0.00

          a.   Class B Monthly Interest:                                 $0.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                            $0.00

     3.   Collateral Available Funds:                                    $0.00

          a.   Excess Spread:                                            $0.00

     4.   Total Excess Spread:                                           $0.00

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                0.0%

     2.   Series 1999-5 Allocable Principal
          Collections:                                                   $0.00

     3.   Principal Allocation Percentage of
          Series 1999-5 Allocable Principal
          Collections:                                                   $0.00

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                           $0.00

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-5:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                   $0.00

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                        $0.00

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                                    $0.00

     2.   Required Collateral Invested Amount:                           $0.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:                       $0.00

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

     1.   Excess Spread:                                                 $0.00
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                       $0.00
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                        $0.00
     9.   Applied to unpaid Monthly Servicing Fee:                       $0.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                               $0.00
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                                       $0.00

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  0.0000%
          b.   Prior Monthly Period                                    0.0000%
          c.   Second Prior Monthly Period                             0.0000%

     2.   Three Month Average Base Rate                                0.0000%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                  0.0000%
          b.   Prior Monthly Period                                    0.0000%
          c.   Second Prior Monthly Period                             0.0000%

     4.   Three Month Average Series Adjusted Portfolio Yield          0.0000%

III. Series 2000-1 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                             Series         Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocations        Interest               Interest
----------------------------------                         -----------      --------------         -----------
Beginning Invested /Transferor Amount                   655,931,217.05      500,000,000.00      155,931,217.05
Beginning Adjusted Invested Amount                                 N/A      500,000,000.00                 N/A
Floating Allocation Percentage                                     N/A            76.2275%            23.7725%
Principal Allocation Percentage                                    N/A            76.2275%            23.7725%
Collections of Finance Chg. Receivables                  10,236,322.20        7,802,893.00        2,433,429.20
Collections of Principal Receivables                    158,568,196.18      120,872,579.36       37,695,616.82
Defaulted Amount                                          2,737,416.58        2,086,664.35          650,752.22

Ending Invested / Transferor Amounts                    650,070,723.29      500,000,000.00      150,070,723.29

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A             Class B           Interest                 Total
--------------------------------------                         -------             -------          ---------                 -----

Principal Funding Account                                         0.00                0.00                0.00                 0.00
Investment Proceeds for Monthly Period                            0.00                0.00                0.00                 0.00
Reserve Draw Amount                                               0.00                0.00                0.00                 0.00
Available Reserve Account Amount                                  0.00                0.00                0.00                 0.00
Reserve Account Surplus                                           0.00                0.00                0.00                 0.00

Coupon  July 15, 2004 to August 15, 2004                       7.2000%             7.4000%             2.2800%
Monthly Interest Due                                      2,595,000.00          185,000.00           76,000.00         2,856,000.00
Outstanding Monthly Interest Due                                  0.00                0.00                0.00                 0.00
Additional Interest Due                                           0.00                0.00                0.00                 0.00
Total Interest Due                                        2,595,000.00          185,000.00           76,000.00         2,856,000.00
Investor Default Amount                                   1,804,964.66          125,199.86          156,499.83         2,086,664.35
Investor Monthly Fees Due                                   720,833.33           50,000.00           62,500.00           833,333.33
Investor Additional Amounts Due
Total Due                                                 5,120,798.00          360,199.86          294,999.83         5,775,997.69

Reallocated Investor Finance Charge Collections                                                                        8,923,949.95
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            16.1007%
Base Rate                                                                                                                   8.4163%
Excess Spread Percentage                                                                                                    7.5551%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A             Class B           Interest                 Total
--------------------------------------------                   -------             -------          ----------                -----

Beginning Certificates Balance                          432,500,000.00       30,000,000.00       37,500,000.00       500,000,000.00
Interest Distributions                                    2,595,000.00          185,000.00           76,000.00         2,856,000.00
Principal Deposits - Prin. Funding Account                        0.00                0.00                0.00                 0.00
Principal Distributions                                           0.00                0.00                0.00                 0.00
Total Distributions                                       2,595,000.00          185,000.00           76,000.00         2,856,000.00
Ending Certificates Balance                             432,500,000.00       30,000,000.00       37,500,000.00       500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $6.00

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $6.00

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest                                               $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $6.17

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $6.17

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                          $76,000.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                         $76,000.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $7,719,216.71

          a.   Class A Monthly Interest:                         $2,595,000.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $1,804,964.66
          e.   Excess Spread:                                    $3,319,252.05

     2.   Class B Available Funds:                                 $535,437.00

          a.   Class B Monthly Interest:                           $185,000.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $350,437.00

     3.   Collateral Available Funds:                              $669,296.25

          a.   Excess Spread:                                      $669,296.25

     4.   Total Excess Spread:                                   $4,338,985.29

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.2275%

     2.   Series 2000-1 Allocable Principal
          Collections:                                         $158,568,196.18

     3.   Principal Allocation Percentage of
          Series 2000-1 Allocable Principal
          Collections:                                         $120,872,579.36

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $120,872,579.36

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-1:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,086,664.35

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $122,959,243.71

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $37,500,000.00

     2.   Required Collateral Invested Amount:                  $37,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $122,959,243.71

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

     1.   Excess Spread:                                         $4,338,985.29
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $125,199.86
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                   $76,000.00
     9.   Applied to unpaid Monthly Servicing Fee:                 $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $156,499.83
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $3,147,952.27

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  8.4163%
          b.   Prior Monthly Period                                    8.9551%
          c.   Second Prior Monthly Period                             9.2477%

     2.   Three Month Average Base Rate                                8.8730%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 16.1007%
          b.   Prior Monthly Period                                   14.9600%
          c.   Second Prior Monthly Period                            15.1856%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.4154%

IV. Series 2000-2 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                             Series         Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocations         Interest             Interest
----------------------------------                         -----------      --------------         ------------
Beginning Invested /Transferor Amount                   655,931,217.05      500,000,000.00      155,931,217.05
Beginning Adjusted Invested Amount                                 N/A      500,000,000.00                 N/A
Floating Allocation Percentage                                     N/A            76.2275%            23.7725%
Principal Allocation Percentage                                    N/A            76.2275%            23.7725%
Collections of Finance Chg. Receivables                  10,236,322.20        7,802,893.00        2,433,429.20
Collections of Principal Receivables                    158,568,196.18      120,872,579.36       37,695,616.82
Defaulted Amount                                          2,737,416.58        2,086,664.35          650,752.22

Ending Invested / Transferor Amounts                    650,070,723.29      500,000,000.00      150,070,723.29


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A             Class B           Interest                 Total
--------------------------------------                         -------             -------          ----------                -----

Principal Funding Account                                         0.00                0.00                0.00                 0.00
Investment Proceeds for Monthly Period                            0.00                0.00                0.00                 0.00
Reserve Draw Amount                                               0.00                0.00                0.00                 0.00
Available Reserve Account Amount                                  0.00                0.00                0.00                 0.00
Reserve Account Surplus                                           0.00                0.00                0.00                 0.00

Coupon  July 15, 2004 to August 15, 2004                       1.5450%             1.7300%             1.8800%
Monthly Interest Due                                        566,500.00           61,511.11           79,377.78           707,388.89
Outstanding Monthly Interest Due                                  0.00                0.00                0.00                 0.00
Additional Interest Due                                           0.00                0.00                0.00                 0.00
Total Interest Due                                          566,500.00           61,511.11           79,377.78           707,388.89
Investor Default Amount                                   1,721,498.09          166,933.15          198,233.11         2,086,664.35
Investor Monthly Fees Due                                   687,500.00           66,666.67           79,166.67           833,333.33
Investor Additional Amounts Due
Total Due                                                 2,975,498.09          295,110.93          356,777.56         3,627,386.57

Reallocated Investor Finance Charge Collections                                                                        7,812,280.74
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.4829%
Base Rate                                                                                                                   3.5148%
Excess Spread Percentage                                                                                                   10.0438%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A             Class B           Interest                 Total
--------------------------------------------                   -------             -------          ----------                -----

Beginning Certificates Balance                          412,500,000.00       40,000,000.00       47,500,000.00       500,000,000.00
Interest Distributions                                      566,500.00           61,511.11           79,377.78           707,388.89
Principal Deposits - Prin. Funding Account                        0.00                0.00                0.00                 0.00
Principal Distributions                                           0.00                0.00                0.00                 0.00
Total Distributions                                         566,500.00           61,511.11           79,377.78           707,388.89
Ending Certificates Balance                             412,500,000.00       40,000,000.00       47,500,000.00       500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.37

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.37

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest                                               $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.54

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.54

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                          $79,377.78

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                         $79,377.78

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $6,445,131.61

          a.   Class A Monthly Interest:                           $566,500.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $1,721,498.09
          e.   Excess Spread:                                    $4,157,133.52

     2.   Class B Available Funds:                                 $624,982.46

          a.   Class B Monthly Interest:                            $61,511.11
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $563,471.35

     3.   Collateral Available Funds:                              $742,166.67

          a.   Excess Spread:                                      $742,166.67

     4.   Total Excess Spread:                                   $5,462,771.54

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.2275%

     2.   Series 2000-2 Allocable Principal
          Collections:                                         $158,568,196.18

     3.   Principal Allocation Percentage of
          Series 2000-2 Allocable Principal
          Collections:                                         $120,872,579.36

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $120,872,579.36

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-2:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,086,664.35

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $122,959,243.71

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $47,500,000.00

     2.   Required Collateral Invested Amount:                  $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $122,959,243.71

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

     1.   Excess Spread:                                         $5,462,771.54
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $166,933.15
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                   $79,377.78
     9.   Applied to unpaid Monthly Servicing Fee:                 $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $198,233.11
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $4,184,894.17

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  3.5148%
          b.   Prior Monthly Period                                    3.4983%
          c.   Second Prior Monthly Period                             3.4661%

     2.   Three Month Average Base Rate                                3.4930%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.4829%
          b.   Prior Monthly Period                                   12.8345%
          c.   Second Prior Monthly Period                            12.4783%

     4.   Three Month Average Series Adjusted Portfolio Yield         12.9319%

V. Series 2000-3 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                              Series        Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocations        Interest               Interest
----------------------------------                         -----------      --------------         ------------
Beginning Invested /Transferor Amount                 1,311,862,434.11    1,000,000,000.00      311,862,434.11
Beginning Adjusted Invested Amount                                 N/A    1,000,000,000.00                 N/A
Floating Allocation Percentage                                     N/A            76.2275%            23.7725%
Principal Allocation Percentage                                    N/A            76.2275%            23.7725%
Collections of Finance Chg. Receivables                  20,472,644.40       15,605,785.99        4,866,858.41
Collections of Principal Receivables                    317,136,392.35      241,745,158.72       75,391,233.63
Defaulted Amount                                          5,474,833.15        4,173,328.70        1,301,504.45

Ending Invested / Transferor Amounts                  1,300,141,446.58    1,000,000,000.00      300,141,446.58


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A             Class B           Interest                 Total
--------------------------------------                         -------             -------          ----------                -----

Principal Funding Account                                         0.00                0.00                0.00                 0.00
Investment Proceeds for Monthly Period                            0.00                0.00                0.00                 0.00
Reserve Draw Amount                                               0.00                0.00                0.00                 0.00
Available Reserve Account Amount                                  0.00                0.00                0.00                 0.00
Reserve Account Surplus                                           0.00                0.00                0.00                 0.00

Coupon  July 15, 2004 to August 15, 2004                       1.5400%             1.7300%             1.8800%
Monthly Interest Due                                      1,129,333.33          123,022.22          158,755.56         1,411,111.11
Outstanding Monthly Interest Due                                  0.00                0.00                0.00                 0.00
Additional Interest Due                                           0.00                0.00                0.00                 0.00
Total Interest Due                                        1,129,333.33          123,022.22          158,755.56         1,411,111.11
Investor Default Amount                                   3,442,996.18          333,866.30          396,466.23         4,173,328.70
Investor Monthly Fees Due                                 1,375,000.00          133,333.33          158,333.33         1,666,666.67
Investor Additional Amounts Due
Total Due                                                 5,947,329.51          590,221.85          713,555.12         7,251,106.48

Reallocated Investor Finance Charge Collections                                                                       15,620,894.82
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.4786%
Base Rate                                                                                                                   3.5106%
Excess Spread Percentage                                                                                                   10.0438%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A             Class B           Interest                 Total
--------------------------------------------                   -------             -------          ----------                -----

Beginning Certificates Balance                          825,000,000.00       80,000,000.00       95,000,000.00     1,000,000,000.00
Interest Distributions                                    1,129,333.33          123,022.22          158,755.56         1,411,111.11
Principal Deposits - Prin. Funding Account                        0.00                0.00                0.00                 0.00
Principal Distributions                                           0.00                0.00                0.00                 0.00
Total Distributions                                       1,129,333.33          123,022.22          158,755.56         1,411,111.11
Ending Certificates Balance                             825,000,000.00       80,000,000.00       95,000,000.00     1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.37

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.37

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest                                               $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.54

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.54

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $158,755.56

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $158,755.56

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $12,887,238.23

          a.   Class A Monthly Interest:                         $1,129,333.33
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $3,442,996.18
          e.   Excess Spread:                                    $8,314,908.71

     2.   Class B Available Funds:                               $1,249,671.59

          a.   Class B Monthly Interest:                           $123,022.22
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                    $1,126,649.36

     3.   Collateral Available Funds:                            $1,483,985.01

          a.   Excess Spread:                                    $1,483,985.01

     4.   Total Excess Spread:                                  $10,925,543.08

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.2275%

     2.   Series 2000-3 Allocable Principal
          Collections:                                         $317,136,392.35

     3.   Principal Allocation Percentage of
          Series 2000-3 Allocable Principal
          Collections:                                         $241,745,158.72

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $241,745,158.72

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-3:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $4,173,328.70

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $245,918,487.42

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $95,000,000.00

     2.   Required Collateral Invested Amount:                  $95,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $245,918,487.42

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

     1.   Excess Spread:                                        $10,925,543.08
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $333,866.30
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $158,755.56
     9.   Applied to unpaid Monthly Servicing Fee:               $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $396,466.23
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $8,369,788.34

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  3.5106%
          b.   Prior Monthly Period                                    3.4941%
          c.   Second Prior Monthly Period                             3.4523%

     2.   Three Month Average Base Rate                                3.4857%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.4786%
          b.   Prior Monthly Period                                   12.8305%
          c.   Second Prior Monthly Period                            12.4649%

     4.   Three Month Average Series Adjusted Portfolio Yield         12.9247%

VI. Series 2000-4 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                             Series         Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocations        Interest               Interest
----------------------------------                         -----------      --------------         -----------
Beginning Invested /Transferor Amount                 1,590,137,317.36    1,212,122,000.00      378,015,317.36
Beginning Adjusted Invested Amount                                 N/A    1,212,122,000.00                 N/A
Floating Allocation Percentage                                     N/A            76.2275%            23.7725%
Principal Allocation Percentage                                    N/A            76.2275%            23.7725%
Collections of Finance Chg. Receivables                  24,815,342.67       18,917,639.53        5,899,226.14
Collections of Principal Receivables                    384,407,998.17      293,024,625.28       91,383,372.89
Defaulted Amount                                          6,636,165.71        5,058,583.54        1,577,582.17

Ending Invested / Transferor Amounts                  1,575,930,050.51    1,212,122,000.00      363,808,050.51


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A             Class B           Interest                 Total
--------------------------------------                         -------             -------          ----------                -----

Principal Funding Account                                         0.00                0.00                0.00                 0.00
Investment Proceeds for Monthly Period                            0.00                0.00                0.00                 0.00
Reserve Draw Amount                                               0.00                0.00                0.00                 0.00
Available Reserve Account Amount                                  0.00                0.00                0.00                 0.00
Reserve Account Surplus                                           0.00                0.00                0.00                 0.00

Coupon  July 15, 2004 to August 15, 2004                       1.6450%             1.8700%             1.8800%
Monthly Interest Due                                      1,462,222.22          161,185.69          192,431.79         1,815,839.70
Outstanding Monthly Interest Due                                  0.00                0.00                0.00                 0.00
Additional Interest Due                                           0.00                0.00                0.00                 0.00
Total Interest Due                                        1,462,222.22          161,185.69          192,431.79         1,815,839.70
Investor Default Amount                                   4,173,328.70          404,687.68          480,567.15         5,058,583.54
Investor Monthly Fees Due                                 1,666,666.67          161,616.67          191,920.00         2,020,203.33
Investor Additional Amounts Due
Total Due                                                 7,302,217.59          727,490.04          864,918.93         8,894,626.57

Reallocated Investor Finance Charge Collections                                                                       19,039,831.15
Interest and Principal Funding Investment Proceeds                                                                         1,523.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.5825%
Base Rate                                                                                                                   3.6098%
Excess Spread Percentage                                                                                                   10.0453%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A             Class B           Interest                 Total
--------------------------------------------                   -------             -------          ----------                -----

Beginning Certificates Balance                        1,000,000,000.00       96,970,000.00      115,152,000.00     1,212,122,000.00
Interest Distributions                                    1,462,222.22          161,185.69          192,431.79         1,815,839.70
Interest Deposits - Interest Funding Account             (1,462,222.22)        (161,185.69)               0.00        (1,623,407.91)
Interest Funding Account Distributions                            0.00                0.00                0.00                 0.00
Principal Deposits - Prin. Funding Account                        0.00                0.00                0.00                 0.00
Principal Distributions                                           0.00                0.00                0.00                 0.00
Total Distributions                                               0.00                0.00          192,431.79           192,431.79
Ending Interest Funding Account Balance                   2,833,055.56          312,297.27                0.00         3,145,352.83
Ending Certificates Balance                           1,000,000,000.00       96,970,000.00      115,152,000.00     1,212,122,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.46

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.46

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest                                               $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.66

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.66

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $192,431.79

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $192,431.79

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.Class A Available Funds (Includes Int. Income from IFA): $15,708,117.01

          a.   Class A Monthly Interest:                         $1,462,222.22
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $4,173,328.70
          e.   Excess Spread:                                   $10,072,566.09

     2.   Class B Available Funds:                               $1,523,068.42

          a.   Class B Monthly Interest:                           $161,185.69
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                    $1,361,882.73

     3.   Collateral Available Funds:                            $1,808,645.71

          a.   Excess Spread:                                    $1,808,645.71

     4.   Total Excess Spread:                                  $13,243,094.53

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.2275%

     2.   Series 2000-4 Allocable Principal
          Collections:                                         $384,407,998.17

     3.   Principal Allocation Percentage of
          Series 2000-4 Allocable Principal
          Collections:                                         $293,024,625.28

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $293,024,625.28

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-4:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $5,058,583.54

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $298,083,208.81

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $115,152,000.00

     2.   Required Collateral Invested Amount:                 $115,152,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $298,083,208.81

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

     1.   Excess Spread:                                        $13,243,094.53
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $404,687.68
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $192,431.79
     9.   Applied to unpaid Monthly Servicing Fee:               $2,020,203.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $480,567.15
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                              $10,145,204.58

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  3.6098%
          b.   Prior Monthly Period                                    3.7229%
          c.   Second Prior Monthly Period                             3.4370%

     2.   Three Month Average Base Rate                                3.5899%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.5824%
          b.   Prior Monthly Period                                   13.0519%
          c.   Second Prior Monthly Period                            12.4521%

     4.   Three Month Average Series Adjusted Portfolio Yield         13.0288%

VII. Series 2000-5 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                           Series           Total Investor         Transferors
A. Investor/Transferor Allocations                       Allocations          Interest              Interest
----------------------------------                       -----------        --------------         -----------
Beginning Invested /Transferor Amount                 1,033,587,550.86      787,878,000.00      245,709,550.86
Beginning Adjusted Invested Amount                                 N/A      787,878,000.00                 N/A
Floating Allocation Percentage                                     N/A            76.2275%            23.7725%
Principal Allocation Percentage                                    N/A            76.2275%            23.7725%
Collections of Finance Chg. Receivables                  16,129,946.12       12,295,455.45        3,834,490.67
Collections of Principal Receivables                    249,864,786.53      190,465,692.16       59,399,094.37
Defaulted Amount                                          4,313,500.59        3,288,073.87        1,025,426.72

Ending Invested / Transferor Amounts                  1,024,352,842.65      787,878,000.00      236,474,842.65


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A             Class B           Interest                 Total
--------------------------------------                         -------             -------           ---------                -----

Principal Funding Account                                         0.00                0.00                0.00                 0.00
Investment Proceeds for Monthly Period                            0.00                0.00                0.00                 0.00
Reserve Draw Amount                                               0.00                0.00                0.00                 0.00
Available Reserve Account Amount                                  0.00                0.00                0.00                 0.00
Reserve Account Surplus                                           0.00                0.00                0.00                 0.00

Coupon  July 15, 2004 to August 15, 2004                       1.5200%             1.7600%             1.8800%
Monthly Interest Due                                        878,222.22           98,606.93          125,079.32         1,101,908.48
Outstanding Monthly Interest Due                                  0.00                0.00                0.00                 0.00
Additional Interest Due                                           0.00                0.00                0.00                 0.00
Total Interest Due                                          878,222.22           98,606.93          125,079.32         1,101,908.48
Investor Default Amount                                   2,712,663.66          263,044.91          312,365.31         3,288,073.87
Investor Monthly Fees Due                                 1,083,333.33          105,050.00          124,746.67         1,313,130.00
Investor Additional Amounts Due
Total Due                                                 4,674,219.21          466,701.84          562,191.30         5,703,112.35

Reallocated Investor Finance Charge Collections                                                                       12,297,484.45
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.4638%
Base Rate                                                                                                                   3.4963%
Excess Spread Percentage                                                                                                   10.0438%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A             Class B           Interest                 Total
--------------------------------------------                   -------             -------          ---------                 -----

Beginning Certificates Balance                          650,000,000.00       63,030,000.00       74,848,000.00       787,878,000.00
Interest Distributions                                      878,222.22           98,606.93          125,079.32         1,101,908.48
Principal Deposits - Prin. Funding Account                        0.00                0.00                0.00                 0.00
Principal Distributions                                           0.00                0.00                0.00                 0.00
Total Distributions                                         878,222.22           98,606.93          125,079.32         1,101,908.48
Ending Certificates Balance                             650,000,000.00       63,030,000.00       74,848,000.00       787,878,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.35

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.35

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest                                               $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.56

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.56

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $125,079.32

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $125,079.32

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $10,145,434.82

          a.   Class A Monthly Interest:                           $878,222.22
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,712,663.66
          e.   Excess Spread:                                    $6,554,548.94

     2.   Class B Available Funds:                                 $983,795.01

          a.   Class B Monthly Interest:                            $98,606.93
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $885,188.08

     3.   Collateral Available Funds:                            $1,168,254.62

          a.   Excess Spread:                                    $1,168,254.62

     4.   Total Excess Spread:                                   $8,607,991.64

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.2275%

     2.   Series 2000-5 Allocable Principal
          Collections:                                         $249,864,786.53

     3.   Principal Allocation Percentage of
          Series 2000-5 Allocable Principal
          Collections:                                         $190,465,692.16

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $190,465,692.16

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-5:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,288,073.87

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $193,753,766.03

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $74,848,000.00

     2.   Required Collateral Invested Amount:                  $74,848,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $193,753,766.03

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

     1.   Excess Spread:                                         $8,607,991.64
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $263,044.91
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $125,079.32
     9.   Applied to unpaid Monthly Servicing Fee:               $1,313,130.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $312,365.31
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $6,594,372.10

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  3.4963%
          b.   Prior Monthly Period                                    3.4798%
          c.   Second Prior Monthly Period                             3.4428%

     2.   Three Month Average Base Rate                                3.4730%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.4638%
          b.   Prior Monthly Period                                   12.8166%
          c.   Second Prior Monthly Period                            12.4558%

     4.   Three Month Average Series Adjusted Portfolio Yield         12.9121%

VIII. Series 2001-1 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                              Series        Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocations         Interest             Interest
----------------------------------                         -----------      --------------         -----------
Beginning Invested /Transferor Amount                   983,896,825.58      750,000,000.00      233,896,825.58
Beginning Adjusted Invested Amount                                 N/A      750,000,000.00                 N/A
Floating Allocation Percentage                                     N/A            76.2275%            23.7725%
Principal Allocation Percentage                                    N/A            76.2275%            23.7725%
Collections of Finance Chg. Receivables                  15,354,483.30       11,704,339.49        3,650,143.80
Collections of Principal Receivables                    237,852,294.26      181,308,869.04       56,543,425.22
Defaulted Amount                                          4,106,124.86        3,129,996.53          976,128.34

Ending Invested / Transferor Amounts                    975,106,084.93      750,000,000.00      225,106,084.93


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A             Class B           Interest                 Total
--------------------------------------                         -------             -------          ----------                -----

Principal Funding Account                                         0.00                0.00                0.00                 0.00
Investment Proceeds for Monthly Period                            0.00                0.00                0.00                 0.00
Reserve Draw Amount                                               0.00                0.00                0.00                 0.00
Available Reserve Account Amount                                  0.00                0.00                0.00                 0.00
Reserve Account Surplus                                           0.00                0.00                0.00                 0.00

Coupon  July 15, 2004 to August 15, 2004                       1.5200%             1.8000%             1.8800%
Monthly Interest Due                                        836,000.00           96,000.00          119,066.67         1,051,066.67
Outstanding Monthly Interest Due                                  0.00                0.00                0.00                 0.00
Additional Interest Due                                           0.00                0.00                0.00                 0.00
Total Interest Due                                          836,000.00           96,000.00          119,066.67         1,051,066.67
Investor Default Amount                                   2,582,247.14          250,399.72          297,349.67         3,129,996.53
Investor Monthly Fees Due                                 1,031,250.00          100,000.00          118,750.00         1,250,000.00
Investor Additional Amounts Due
Total Due                                                 4,449,497.14          446,399.72          535,166.34         5,431,063.19

Reallocated Investor Finance Charge Collections                                                                       11,708,404.45
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.4672%
Base Rate                                                                                                                   3.4995%
Excess Spread Percentage                                                                                                   10.0438%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A             Class B           Interest                 Total
--------------------------------------------                   -------             -------          ----------                -----

Beginning Certificates Balance                          618,750,000.00       60,000,000.00       71,250,000.00       750,000,000.00
Interest Distributions                                      836,000.00           96,000.00          119,066.67         1,051,066.67
Principal Deposits - Prin. Funding Account                        0.00                0.00                0.00                 0.00
Principal Distributions                                           0.00                0.00                0.00                 0.00
Total Distributions                                         836,000.00           96,000.00          119,066.67         1,051,066.67
Ending Certificates Balance                             618,750,000.00       60,000,000.00       71,250,000.00       750,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.35

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.35

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest                                               $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.60

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.60

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $119,066.67

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $119,066.67

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $9,659,433.67

          a.   Class A Monthly Interest:                           $836,000.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,582,247.14
          e.   Excess Spread:                                    $6,241,186.53

     2.   Class B Available Funds:                                 $936,672.36

          a.   Class B Monthly Interest:                            $96,000.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $840,672.36

     3.   Collateral Available Funds:                            $1,112,298.42

          a.   Excess Spread:                                    $1,112,298.42

     4.   Total Excess Spread:                                   $8,194,157.31

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.2275%

     2.   Series 2001-1 Allocable Principal
          Collections:                                         $237,852,294.26

     3.   Principal Allocation Percentage of
          Series 2001-1 Allocable Principal
          Collections:                                         $181,308,869.04

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $181,308,869.04

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-1:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,129,996.53

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $184,438,865.57

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $71,250,000.00

     2.   Required Collateral Invested Amount:                  $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $184,438,865.57

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

     1.   Excess Spread:                                         $8,194,157.31
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $250,399.72
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $119,066.67
     9.   Applied to unpaid Monthly Servicing Fee:               $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $297,349.67
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $6,277,341.25

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  3.4995%
          b.   Prior Monthly Period                                    3.4831%
          c.   Second Prior Monthly Period                             3.4557%

     2.   Three Month Average Base Rate                                3.4794%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.4672%
          b.   Prior Monthly Period                                   12.8198%
          c.   Second Prior Monthly Period                            12.4682%

     4.   Three Month Average Series Adjusted Portfolio Yield         12.9184%

IX. Series 2001-2 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                             Series         Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocations         Interest              Interest
----------------------------------                         -----------      --------------         -----------
Beginning Invested /Transferor Amount                   327,965,608.53      250,000,000.00       77,965,608.53
Beginning Adjusted Invested Amount                                 N/A      250,000,000.00                 N/A
Floating Allocation Percentage                                     N/A            76.2275%            23.7725%
Principal Allocation Percentage                                    N/A            76.2275%            23.7725%
Collections of Finance Chg. Receivables                   5,118,161.10        3,901,446.50        1,216,714.60
Collections of Principal Receivables                     79,284,098.09       60,436,289.68       18,847,808.41
Defaulted Amount                                          1,368,708.29        1,043,332.18          325,376.11

Ending Invested / Transferor Amounts                    325,035,361.64      250,000,000.00       75,035,361.64


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A             Class B           Interest                 Total
--------------------------------------                         -------             -------          ----------                -----

Principal Funding Account                                         0.00                0.00                0.00                 0.00
Investment Proceeds for Monthly Period                            0.00                0.00                0.00                 0.00
Reserve Draw Amount                                               0.00                0.00                0.00                 0.00
Available Reserve Account Amount                                  0.00                0.00                0.00                 0.00
Reserve Account Surplus                                           0.00                0.00                0.00                 0.00

Coupon  July 15, 2004 to August 15, 2004                       5.5300%             5.8300%             2.2300%
Monthly Interest Due                                        996,552.08           72,875.00           37,166.67         1,106,593.75
Outstanding Monthly Interest Due                                  0.00                0.00                0.00                 0.00
Additional Interest Due                                           0.00                0.00                0.00                 0.00
Total Interest Due                                          996,552.08           72,875.00           37,166.67         1,106,593.75
Investor Default Amount                                     902,482.33           62,599.93           78,249.91         1,043,332.18
Investor Monthly Fees Due                                   360,416.67           25,000.00           31,250.00           416,666.67
Investor Additional Amounts Due
Total Due                                                 2,259,451.08          160,474.93          146,666.58         2,566,592.59

Reallocated Investor Finance Charge Collections                                                                        4,140,568.73
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.5870%
Base Rate                                                                                                                   6.9499%
Excess Spread Percentage                                                                                                    7.5551%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                   Class A             Class B           Interest                 Total
--------------------------------------------                   -------             -------         ----------                 -----

Beginning Certificates Balance                          216,250,000.00       15,000,000.00       18,750,000.00       250,000,000.00
Interest Distributions                                      996,552.08           72,875.00           37,166.67         1,106,593.75
Principal Deposits - Prin. Funding Account                        0.00                0.00                0.00                 0.00
Principal Distributions                                           0.00                0.00                0.00                 0.00
Total Distributions                                         996,552.08           72,875.00           37,166.67         1,106,593.75
Ending Certificates Balance                             216,250,000.00       15,000,000.00       18,750,000.00       250,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $4.61

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $4.61

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $4.86

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $4.86

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                          $37,166.67

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                         $37,166.67

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $3,581,591.95

          a.   Class A Monthly Interest:                           $996,552.08
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):       $902,482.33
          e.   Excess Spread:                                    $1,682,557.53

     2.   Class B Available Funds:                                 $248,434.12

          a.   Class B Monthly Interest:                            $72,875.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $175,559.12

     3.   Collateral Available Funds:                              $310,542.65

          a.   Excess Spread:                                      $310,542.65

     4.   Total Excess Spread:                                   $2,168,659.31

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.2275%

     2.   Series 2001-2 Allocable Principal
          Collections:                                          $79,284,098.09

     3.   Principal Allocation Percentage of
          Series 2001-2 Allocable Principal
          Collections:                                          $60,436,289.68

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                  $60,436,289.68

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-2:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $1,043,332.18

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                               $61,479,621.86

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $18,750,000.00

     2.   Required Collateral Invested Amount:                  $18,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:              $61,479,621.86

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

     1.   Excess Spread:                                         $2,168,659.31
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                  $62,599.93
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                   $37,166.67
     9.   Applied to unpaid Monthly Servicing Fee:                 $416,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                          $78,249.91
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $1,573,976.13

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  6.9499%
          b.   Prior Monthly Period                                    7.3912%
          c.   Second Prior Monthly Period                             7.6300%

     2.   Three Month Average Base Rate                                7.3237%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 14.5870%
          b.   Prior Monthly Period                                   13.4465%
          c.   Second Prior Monthly Period                            13.6218%

     4.   Three Month Average Series Adjusted Portfolio Yield         13.8851%

X. Series 2001-3 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                             Series         Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocations         Interest             Interest
----------------------------------                         -----------      --------------         -----------
Beginning Invested /Transferor Amount                   983,896,825.58      750,000,000.00      233,896,825.58
Beginning Adjusted Invested Amount                                 N/A      750,000,000.00                 N/A
Floating Allocation Percentage                                     N/A            76.2275%            23.7725%
Principal Allocation Percentage                                    N/A            76.2275%            23.7725%
Collections of Finance Chg. Receivables                  15,354,483.30       11,704,339.49        3,650,143.80
Collections of Principal Receivables                    237,852,294.26      181,308,869.04       56,543,425.22
Defaulted Amount                                          4,106,124.86        3,129,996.53          976,128.34

Ending Invested / Transferor Amounts                    975,106,084.93      750,000,000.00      225,106,084.93


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A             Class B           Interest                 Total
--------------------------------------                         -------             -------          ----------                -----

Principal Funding Account                                         0.00                0.00                0.00                 0.00
Investment Proceeds for Monthly Period                            0.00                0.00                0.00                 0.00
Reserve Draw Amount                                               0.00                0.00                0.00                 0.00
Available Reserve Account Amount                                  0.00                0.00                0.00                 0.00
Reserve Account Surplus                                           0.00                0.00                0.00                 0.00

Coupon  July 15, 2004 to August 15, 2004                       1.5100%             1.7600%             1.8800%
Monthly Interest Due                                        830,500.00           93,866.67          119,066.67         1,043,433.33
Outstanding Monthly Interest Due                                  0.00                0.00                0.00                 0.00
Additional Interest Due                                           0.00                0.00                0.00                 0.00
Total Interest Due                                          830,500.00           93,866.67          119,066.67         1,043,433.33
Investor Default Amount                                   2,582,247.14          250,399.72          297,349.67         3,129,996.53
Investor Monthly Fees Due                                 1,031,250.00          100,000.00          118,750.00         1,250,000.00
Investor Additional Amounts Due
Total Due                                                 4,443,997.14          444,266.39          535,166.34         5,423,429.86

Reallocated Investor Finance Charge Collections                                                                       11,700,771.11
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.4552%
Base Rate                                                                                                                   3.4879%
Excess Spread Percentage                                                                                                   10.0438%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A             Class B           Interest                 Total
--------------------------------------------                   -------             -------          ----------                -----

Beginning Certificates Balance                          618,750,000.00       60,000,000.00       71,250,000.00       750,000,000.00
Interest Distributions                                      830,500.00           93,866.67          119,066.67         1,043,433.33
Principal Deposits - Prin. Funding Account                        0.00                0.00                0.00                 0.00
Principal Distributions                                           0.00                0.00                0.00                 0.00
Total Distributions                                         830,500.00           93,866.67          119,066.67         1,043,433.33
Ending Certificates Balance                             618,750,000.00       60,000,000.00       71,250,000.00       750,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.34

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.34

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest                                               $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.56

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.56

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $119,066.67

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $119,066.67

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $9,653,136.17

          a.   Class A Monthly Interest:                           $830,500.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,582,247.14
          e.   Excess Spread:                                    $6,240,389.03

     2.   Class B Available Funds:                                 $936,061.69

          a.   Class B Monthly Interest:                            $93,866.67
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $842,195.02

     3.   Collateral Available Funds:                            $1,111,573.26

          a.   Excess Spread:                                    $1,111,573.26

     4.   Total Excess Spread:                                   $8,194,157.31

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.2275%

     2.   Series 2001-3 Allocable Principal
          Collections:                                         $237,852,294.26

     3.   Principal Allocation Percentage of
          Series 2001-3 Allocable Principal
          Collections:                                         $181,308,869.04

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $181,308,869.04

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-3                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,129,996.53

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $184,438,865.57

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $71,250,000.00

     2.   Required Collateral Invested Amount:                  $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $184,438,865.57

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

     1.   Excess Spread:                                         $8,194,157.31
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $250,399.72
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $119,066.67
     9.   Applied to unpaid Monthly Servicing Fee:               $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $297,349.67
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $6,277,341.25

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  3.4879%
          b.   Prior Monthly Period                                    3.4715%
          c.   Second Prior Monthly Period                             3.4344%

     2.   Three Month Average Base Rate                                3.4646%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.4552%
          b.   Prior Monthly Period                                   12.8085%
          c.   Second Prior Monthly Period                            12.4477%

     4.   Three Month Average Series Adjusted Portfolio Yield         12.9038%

XI. Series 2001-4 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                             Series         Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocations         Interest              Interest
----------------------------------                         -----------      --------------         -----------
Beginning Invested /Transferor Amount                   951,100,264.73      725,000,000.00      226,100,264.73
Beginning Adjusted Invested Amount                                 N/A      725,000,000.00                 N/A
Floating Allocation Percentage                                     N/A            76.2275%            23.7725%
Principal Allocation Percentage                                    N/A            76.2275%            23.7725%
Collections of Finance Chg. Receivables                  14,842,667.19       11,314,194.84        3,528,472.34
Collections of Principal Receivables                    229,923,884.45      175,265,240.07       54,658,644.38
Defaulted Amount                                          3,969,254.03        3,025,663.31          943,590.72

Ending Invested / Transferor Amounts                    942,602,548.77      725,000,000.00      217,602,548.77


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A             Class B           Interest                 Total
--------------------------------------                         -------             -------          ----------                -----

Principal Funding Account                                         0.00                0.00                0.00                 0.00
Investment Proceeds for Monthly Period                            0.00                0.00                0.00                 0.00
Reserve Draw Amount                                               0.00                0.00                0.00                 0.00
Available Reserve Account Amount                                  0.00                0.00                0.00                 0.00
Reserve Account Surplus                                           0.00                0.00                0.00                 0.00

Coupon  July 15, 2004 to August 15, 2004                       1.5100%             1.7600%             1.8800%
Monthly Interest Due                                        802,816.67           90,737.78          115,097.78         1,008,652.22
Outstanding Monthly Interest Due                                  0.00                0.00                0.00                 0.00
Additional Interest Due                                           0.00                0.00                0.00                 0.00
Total Interest Due                                          802,816.67           90,737.78          115,097.78         1,008,652.22
Investor Default Amount                                   2,496,172.23          242,053.06          287,438.01         3,025,663.31
Investor Monthly Fees Due                                   996,875.00           96,666.67          114,791.67         1,208,333.33
Investor Additional Amounts Due
Total Due                                                 4,295,863.90          429,457.51          517,327.46         5,242,648.87

Reallocated Investor Finance Charge Collections                                                                       11,310,745.41
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.4552%
Base Rate                                                                                                                   3.4879%
Excess Spread Percentage                                                                                                   10.0438%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                   Class A             Class B          Interest                  Total
--------------------------------------------                   -------             -------         -----------                ------

Beginning Certificates Balance                          598,125,000.00       58,000,000.00       68,875,000.00       725,000,000.00
Interest Distributions                                      802,816.67           90,737.78          115,097.78         1,008,652.22
Principal Deposits - Prin. Funding Account                        0.00                0.00                0.00                 0.00
Principal Distributions                                           0.00                0.00                0.00                 0.00
Total Distributions                                         802,816.67           90,737.78          115,097.78         1,008,652.22
Ending Certificates Balance                             598,125,000.00       58,000,000.00       68,875,000.00       725,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.34

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.34

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest                                               $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.56

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.56

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $115,097.78

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $115,097.78

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $9,331,364.96

          a.   Class A Monthly Interest:                           $802,816.67
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,496,172.23
          e.   Excess Spread:                                    $6,032,376.07

     2.   Class B Available Funds:                                 $904,859.63

          a.   Class B Monthly Interest:                            $90,737.78
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $814,121.86

     3.   Collateral Available Funds:                            $1,074,520.81

          a.   Excess Spread:                                    $1,074,520.81

     4.   Total Excess Spread:                                   $7,921,018.74

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.2275%

     2.   Series 2001-4 Allocable Principal
          Collections:                                         $229,923,884.45

     3.   Principal Allocation Percentage of
          Series 2001-4 Allocable Principal
          Collections:                                         $175,265,240.07

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $175,265,240.07

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-4                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,025,663.31

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $178,290,903.38

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $68,875,000.00

     2.   Required Collateral Invested Amount:                  $68,875,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $178,290,903.38

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

     1.   Excess Spread:                                         $7,921,018.74
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $242,053.06
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $115,097.78
     9.   Applied to unpaid Monthly Servicing Fee:               $1,208,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $287,438.01
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $6,068,096.54

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  3.4879%
          b.   Prior Monthly Period                                    3.4715%
          c.   Second Prior Monthly Period                             3.4440%

     2.   Three Month Average Base Rate                                3.4678%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                  3.4552%
          b.   Prior Monthly Period                                   12.8085%
          c.   Second Prior Monthly Period                            12.4570%

     4.   Three Month Average Series Adjusted Portfolio Yield         12.9069%

XII. Series 2001-5 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                             Series         Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocations         Interest             Interest
----------------------------------                         -----------      --------------         -----------
Beginning Invested /Transferor Amount                   655,931,217.05      500,000,000.00      155,931,217.05
Beginning Adjusted Invested Amount                                 N/A      500,000,000.00                 N/A
Floating Allocation Percentage                                     N/A            76.2275%            23.7725%
Principal Allocation Percentage                                    N/A            76.2275%            23.7725%
Collections of Finance Chg. Receivables                  10,236,322.20        7,802,893.00        2,433,429.20
Collections of Principal Receivables                    158,568,196.18      120,872,579.36       37,695,616.82
Defaulted Amount                                          2,737,416.58        2,086,664.35          650,752.22

Ending Invested / Transferor Amounts                    650,070,723.29      500,000,000.00      150,070,723.29


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A             Class B           Interest                 Total
--------------------------------------                         -------             -------          ----------                -----

Principal Funding Account                                         0.00                0.00                0.00                 0.00
Investment Proceeds for Monthly Period                            0.00                0.00                0.00                 0.00
Reserve Draw Amount                                               0.00                0.00                0.00                 0.00
Available Reserve Account Amount                                  0.00                0.00                0.00                 0.00
Reserve Account Surplus                                           0.00                0.00                0.00                 0.00

Coupon  July 15, 2004 to August 15, 2004                       1.5600%             1.8300%             1.8800%
Monthly Interest Due                                        572,000.00           65,066.67           79,377.78           716,444.44
Outstanding Monthly Interest Due                                  0.00                0.00                0.00                 0.00
Additional Interest Due                                           0.00                0.00                0.00                 0.00
Total Interest Due                                          572,000.00           65,066.67           79,377.78           716,444.44
Investor Default Amount                                   1,721,498.09          166,933.15          198,233.11         2,086,664.35
Investor Monthly Fees Due                                   687,500.00           66,666.67           79,166.67           833,333.33
Investor Additional Amounts Due
Total Due                                                 2,980,998.09          298,666.48          356,777.56         3,636,442.13

Reallocated Investor Finance Charge Collections                                                                        7,821,336.30
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.5042%
Base Rate                                                                                                                   3.5354%
Excess Spread Percentage                                                                                                   10.0438%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A             Class B           Interest                 Total
--------------------------------------------                   -------             -------          ----------                -----

Beginning Certificates Balance                          412,500,000.00       40,000,000.00       47,500,000.00       500,000,000.00
Interest Distributions                                      572,000.00           65,066.67           79,377.78           716,444.44
Principal Deposits - Prin. Funding Account                        0.00                0.00                0.00                 0.00
Principal Distributions                                           0.00                0.00                0.00                 0.00
Total Distributions                                         572,000.00           65,066.67           79,377.78           716,444.44
Ending Certificates Balance                             412,500,000.00       40,000,000.00       47,500,000.00       500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.39

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.39

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest                                               $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.63

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.63

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                          $79,377.78

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                         $79,377.78

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $6,452,602.45

          a.   Class A Monthly Interest:                           $572,000.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $1,721,498.09
          e.   Excess Spread:                                    $4,159,104.36

     2.   Class B Available Funds:                                 $625,706.90

          a.   Class B Monthly Interest:                            $65,066.67
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $560,640.24

     3.   Collateral Available Funds:                              $743,026.95

          a.   Excess Spread:                                      $743,026.95

     4.   Total Excess Spread:                                   $5,462,771.54

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.2275%

     2.   Series 2001-5 Allocable Principal
          Collections:                                         $158,568,196.18

     3.   Principal Allocation Percentage of
          Series 2001-5 Allocable Principal
          Collections:                                         $120,872,579.36

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $120,872,579.36

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-5                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,086,664.35

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $122,959,243.71

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $47,500,000.00

     2.   Required Collateral Invested Amount:                  $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $122,959,243.71

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

     1.   Excess Spread:                                         $5,462,771.54
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $166,933.15
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                   $79,377.78
     9.   Applied to unpaid Monthly Servicing Fee:                 $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $198,233.11
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $4,184,894.17

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  3.5354%
          b.   Prior Monthly Period                                    3.5190%
          c.   Second Prior Monthly Period                             3.5012%

     2.   Three Month Average Base Rate                                3.5185%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.5042%
          b.   Prior Monthly Period                                   12.8545%
          c.   Second Prior Monthly Period                            12.5122%

     4.   Three Month Average Series Adjusted Portfolio Yield         12.9570%

XIII. Series 2001-6 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                             Series         Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocations         Interest             Interest
----------------------------------                         -----------      --------------         -----------
Beginning Invested /Transferor Amount                   918,303,703.88      700,000,000.00      218,303,703.88
Beginning Adjusted Invested Amount                                 N/A      700,000,000.00                 N/A
Floating Allocation Percentage                                     N/A            76.2275%            23.7725%
Principal Allocation Percentage                                    N/A            76.2275%            23.7725%
Collections of Finance Chg. Receivables                  14,330,851.08       10,924,050.19        3,406,800.88
Collections of Principal Receivables                    221,995,474.65      169,221,611.10       52,773,863.54
Defaulted Amount                                          3,832,383.21        2,921,330.09          911,053.11

Ending Invested / Transferor Amounts                    910,099,012.60      700,000,000.00      210,099,012.60


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A             Class B           Interest                 Total
--------------------------------------                         -------             -------          ----------                -----

Principal Funding Account                                         0.00                0.00                0.00                 0.00
Investment Proceeds for Monthly Period                            0.00                0.00                0.00                 0.00
Reserve Draw Amount                                               0.00                0.00                0.00                 0.00
Available Reserve Account Amount                                  0.00                0.00                0.00                 0.00
Reserve Account Surplus                                           0.00                0.00                0.00                 0.00

Coupon  July 15, 2004 to August 15, 2004                       1.5000%             1.7300%             1.8800%
Monthly Interest Due                                        770,000.00           86,115.56          111,128.89           967,244.44
Outstanding Monthly Interest Due                                  0.00                0.00                0.00                 0.00
Additional Interest Due                                           0.00                0.00                0.00                 0.00
Total Interest Due                                          770,000.00           86,115.56          111,128.89           967,244.44
Investor Default Amount                                   2,410,097.33          233,706.41          277,526.36         2,921,330.09
Investor Monthly Fees Due                                   962,500.00           93,333.33          110,833.33         1,166,666.67
Investor Additional Amounts Due
Total Due                                                 4,142,597.33          413,155.30          499,488.58         5,055,241.20

Reallocated Investor Finance Charge Collections                                                                       10,914,093.04
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.4441%
Base Rate                                                                                                                   3.4771%
Excess Spread Percentage                                                                                                   10.0438%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A             Class B           Interest                 Total
--------------------------------------------                   -------             -------          ----------                -----

Beginning Certificates Balance                          577,500,000.00       56,000,000.00       66,500,000.00       700,000,000.00
Interest Distributions                                      770,000.00           86,115.56          111,128.89           967,244.44
Principal Deposits - Prin. Funding Account                        0.00                0.00                0.00                 0.00
Principal Distributions                                           0.00                0.00                0.00                 0.00
Total Distributions                                         770,000.00           86,115.56          111,128.89           967,244.44
Ending Certificates Balance                             577,500,000.00       56,000,000.00       66,500,000.00       700,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.33

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.33

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest                                               $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.54

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.54

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $111,128.89

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $111,128.89

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $9,004,126.76

          a.   Class A Monthly Interest:                           $770,000.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,410,097.33
          e.   Excess Spread:                                    $5,824,029.43

     2.   Class B Available Funds:                                 $873,127.44

          a.   Class B Monthly Interest:                            $86,115.56
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $787,011.89

     3.   Collateral Available Funds:                            $1,036,838.84

          a.   Excess Spread:                                    $1,036,838.84

     4.   Total Excess Spread:                                   $7,647,880.16

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.2275%

     2.   Series 2001-6 Allocable Principal
          Collections:                                         $221,995,474.65

     3.   Principal Allocation Percentage of
          Series 2001-6 Allocable Principal
          Collections:                                         $169,221,611.10

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $169,221,611.10

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-6                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,921,330.09

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $172,142,941.20

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $66,500,000.00

     2.   Required Collateral Invested Amount:                  $66,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $172,142,941.20

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

     1.   Excess Spread:                                         $7,647,880.16
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $233,706.41
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $111,128.89
     9.   Applied to unpaid Monthly Servicing Fee:               $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $277,526.36
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $5,858,851.84

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  3.4771%
          b.   Prior Monthly Period                                    3.4607%
          c.   Second Prior Monthly Period                             3.4332%

     2.   Three Month Average Base Rate                                3.4570%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.4440%
          b.   Prior Monthly Period                                   12.7981%
          c.   Second Prior Monthly Period                            12.4466%

     4.   Three Month Average Series Adjusted Portfolio Yield         12.8962%

XIV. Series 2001-7 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                             Series         Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocations         Interest             Interest
----------------------------------                         -----------      --------------         -----------
Beginning Invested /Transferor Amount                   852,710,582.17      650,000,000.00      202,710,582.17
Beginning Adjusted Invested Amount                                 N/A      650,000,000.00                 N/A
Floating Allocation Percentage                                     N/A            76.2275%            23.7725%
Principal Allocation Percentage                                    N/A            76.2275%            23.7725%
Collections of Finance Chg. Receivables                  13,307,218.86       10,143,760.89        3,163,457.96
Collections of Principal Receivables                    206,138,655.03      157,134,353.17       49,004,301.86
Defaulted Amount                                          3,558,641.55        2,712,663.66          845,977.89

Ending Invested / Transferor Amounts                    845,091,940.27      650,000,000.00      195,091,940.27


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A             Class B           Interest                 Total
--------------------------------------                         -------             -------          ----------                -----

Principal Funding Account                                         0.00                0.00                0.00                 0.00
Investment Proceeds for Monthly Period                            0.00                0.00                0.00                 0.00
Reserve Draw Amount                                               0.00                0.00                0.00                 0.00
Available Reserve Account Amount                                  0.00                0.00                0.00                 0.00
Reserve Account Surplus                                           0.00                0.00                0.00                 0.00

Coupon  July 15, 2004 to August 15, 2004                       1.5000%             1.7400%             1.8800%
Monthly Interest Due                                        715,000.00           80,426.67          103,191.11           898,617.78
Outstanding Monthly Interest Due                                  0.00                0.00                0.00                 0.00
Additional Interest Due                                           0.00                0.00                0.00                 0.00
Total Interest Due                                          715,000.00           80,426.67          103,191.11           898,617.78
Investor Default Amount                                   2,237,947.52          217,013.09          257,703.05         2,712,663.66
Investor Monthly Fees Due                                   893,750.00           86,666.67          102,916.67         1,083,333.33
Investor Additional Amounts Due
Total Due                                                 3,846,697.52          384,106.43          463,810.83         4,694,614.77

Reallocated Investor Finance Charge Collections                                                                       10,134,977.19
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.4449%
Base Rate                                                                                                                   3.4779%
Excess Spread Percentage                                                                                                   10.0438%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A             Class B           Interest                 Total
--------------------------------------------                   -------             -------          ----------                -----

Beginning Certificates Balance                          536,250,000.00       52,000,000.00       61,750,000.00       650,000,000.00
Interest Distributions                                      715,000.00           80,426.67          103,191.11           898,617.78
Principal Deposits - Prin. Funding Account                        0.00                0.00                0.00                 0.00
Principal Distributions                                           0.00                0.00                0.00                 0.00
Total Distributions                                         715,000.00           80,426.67          103,191.11           898,617.78
Ending Certificates Balance                             536,250,000.00       52,000,000.00       61,750,000.00       650,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.33

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.33

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest                                               $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.55

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.55

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $103,191.11

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $103,191.11

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $8,361,356.18

          a.   Class A Monthly Interest:                           $715,000.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,237,947.52
          e.   Excess Spread:                                    $5,408,408.66

     2.   Class B Available Funds:                                 $810,798.18

          a.   Class B Monthly Interest:                            $80,426.67
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $730,371.51

     3.   Collateral Available Funds:                              $962,822.83

          a.   Excess Spread:                                      $962,822.83

     4.   Total Excess Spread:                                   $7,101,603.00

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.2275%

     2.   Series 2001-7 Allocable Principal
          Collections:                                         $206,138,655.03

     3.   Principal Allocation Percentage of
          Series 2001-7 Allocable Principal
          Collections:                                         $157,134,353.17

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $157,134,353.17

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-7                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,712,663.66

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $159,847,016.82

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $61,750,000.00

     2.   Required Collateral Invested Amount:                  $61,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $159,847,016.82

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

     1.   Excess Spread:                                         $7,101,603.00
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $217,013.09
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $103,191.11
     9.   Applied to unpaid Monthly Servicing Fee:               $1,083,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $257,703.05
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $5,440,362.42

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  3.4779%
          b.   Prior Monthly Period                                    3.4615%
          c.   Second Prior Monthly Period                             3.4341%

     2.   Three Month Average Base Rate                                3.4578%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.4449%
          b.   Prior Monthly Period                                   12.7989%
          c.   Second Prior Monthly Period                            12.4473%

     4.   Three Month Average Series Adjusted Portfolio Yield         12.8970%

XV. Series 2002-1 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                             Series         Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocations         Interest             Interest
----------------------------------                         -----------      --------------         -----------
Beginning Invested /Transferor Amount                 1,206,913,439.38      920,000,000.00      286,913,439.38
Beginning Adjusted Invested Amount                                 N/A      920,000,000.00                 N/A
Floating Allocation Percentage                                     N/A            76.2275%            23.7725%
Principal Allocation Percentage                                    N/A            76.2275%            23.7725%
Collections of Finance Chg. Receivables                  18,834,832.84       14,357,323.11        4,477,509.73
Collections of Principal Receivables                    291,765,480.96      222,405,546.02       69,359,934.94
Defaulted Amount                                          5,036,846.50        3,839,462.41        1,197,384.09

Ending Invested / Transferor Amounts                  1,196,130,130.85      920,000,000.00      276,130,130.85


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A             Class B           Interest                 Total
--------------------------------------                         -------             -------          ----------                -----

Principal Funding Account                                         0.00                0.00                0.00                 0.00
Investment Proceeds for Monthly Period                            0.00                0.00                0.00                 0.00
Reserve Draw Amount                                               0.00                0.00                0.00                 0.00
Available Reserve Account Amount                                  0.00                0.00                0.00                 0.00
Reserve Account Surplus                                           0.00                0.00                0.00                 0.00

Coupon  July 15, 2004 to August 15, 2004                       1.4900%             1.7800%             1.8800%
Monthly Interest Due                                      1,005,253.33          116,451.56          146,055.11         1,267,760.00
Outstanding Monthly Interest Due                                  0.00                0.00                0.00                 0.00
Additional Interest Due                                           0.00                0.00                0.00                 0.00
Total Interest Due                                        1,005,253.33          116,451.56          146,055.11         1,267,760.00
Investor Default Amount                                   3,167,556.49          307,156.99          364,748.93         3,839,462.41
Investor Monthly Fees Due                                 1,265,000.00          122,666.67          145,666.67         1,533,333.33
Investor Additional Amounts Due
Total Due                                                 5,437,809.82          546,275.21          656,470.71         6,640,555.74

Reallocated Investor Finance Charge Collections                                                                       14,340,761.01
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.4396%
Base Rate                                                                                                                   3.4728%
Excess Spread Percentage                                                                                                   10.0438%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A             Class B           Interest                 Total
--------------------------------------------                   -------             -------          ----------                -----

Beginning Certificates Balance                          759,000,000.00       73,600,000.00       87,400,000.00       920,000,000.00
Interest Distributions                                    1,005,253.33          116,451.56          146,055.11         1,267,760.00
Principal Deposits - Prin. Funding Account                        0.00                0.00                0.00                 0.00
Principal Distributions                                           0.00                0.00                0.00                 0.00
Total Distributions                                       1,005,253.33          116,451.56          146,055.11         1,267,760.00
Ending Certificates Balance                             759,000,000.00       73,600,000.00       87,400,000.00       920,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.32

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.32

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest                                               $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.58

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.58

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $146,055.11

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $146,055.11

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $11,831,127.83

          a.   Class A Monthly Interest:                         $1,005,253.33
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $3,167,556.49
          e.   Excess Spread:                                    $7,658,318.02

     2.   Class B Available Funds:                               $1,147,260.88

          a.   Class B Monthly Interest:                           $116,451.56
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                    $1,030,809.33

     3.   Collateral Available Funds:                            $1,362,372.30

          a.   Excess Spread:                                    $1,362,372.30

     4.   Total Excess Spread:                                  $10,051,499.64

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.2275%

     2.   Series 2002-1 Allocable Principal
          Collections:                                         $291,765,480.96

     3.   Principal Allocation Percentage of
          Series 2002-1 Allocable Principal
          Collections:                                         $222,405,546.02

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $222,405,546.02

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-1                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,839,462.41

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $226,245,008.43

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $87,400,000.00

     2.   Required Collateral Invested Amount:                  $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $226,245,008.43

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

     1.   Excess Spread:                                        $10,051,499.64
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $307,156.99
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $146,055.11
     9.   Applied to unpaid Monthly Servicing Fee:               $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $364,748.93
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $7,700,205.27

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  3.4728%
          b.   Prior Monthly Period                                    3.4563%
          c.   Second Prior Monthly Period                             3.4386%

     2.   Three Month Average Base Rate                                3.4559%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.4396%
          b.   Prior Monthly Period                                   12.7939%
          c.   Second Prior Monthly Period                            12.4517%

     4.   Three Month Average Series Adjusted Portfolio Yield         12.8951%

XVI. Series 2002-2 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                              Series        Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocations         Interest             Interest
----------------------------------                         -----------      --------------         -----------
Beginning Invested /Transferor Amount                 1,233,150,688.06      940,000,000.00      293,150,688.06
Beginning Adjusted Invested Amount                                 N/A      940,000,000.00                 N/A
Floating Allocation Percentage                                     N/A            76.2275%            23.7725%
Principal Allocation Percentage                                    N/A            76.2275%            23.7725%
Collections of Finance Chg. Receivables                  19,244,285.73       14,669,438.83        4,574,846.90
Collections of Principal Receivables                    298,108,208.81      227,240,449.20       70,867,759.61
Defaulted Amount                                          5,146,343.16        3,922,928.98        1,223,414.18

Ending Invested / Transferor Amounts                  1,222,132,959.78      940,000,000.00      282,132,959.78


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A             Class B           Interest                 Total
--------------------------------------                         -------             -------          ----------                -----

Principal Funding Account                                         0.00                0.00                0.00                 0.00
Investment Proceeds for Monthly Period                            0.00                0.00                0.00                 0.00
Reserve Draw Amount                                               0.00                0.00                0.00                 0.00
Available Reserve Account Amount                                  0.00                0.00                0.00                 0.00
Reserve Account Surplus                                           0.00                0.00                0.00                 0.00

Coupon  July 15, 2004 to August 15, 2004                       1.4900%             1.7700%             1.8800%
Monthly Interest Due                                      1,027,106.67          118,314.67          149,230.22         1,294,651.56
Outstanding Monthly Interest Due                                  0.00                0.00                0.00                 0.00
Additional Interest Due                                           0.00                0.00                0.00                 0.00
Total Interest Due                                        1,027,106.67          118,314.67          149,230.22         1,294,651.56
Investor Default Amount                                   3,236,416.41          313,834.32          372,678.25         3,922,928.98
Investor Monthly Fees Due                                 1,292,500.00          125,333.33          148,833.33         1,566,666.67
Investor Additional Amounts Due
Total Due                                                 5,556,023.08          557,482.32          670,741.81         6,784,247.20

Reallocated Investor Finance Charge Collections                                                                       14,651,848.24
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.4388%
Base Rate                                                                                                                   3.4720%
Excess Spread Percentage                                                                                                   10.0438%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A             Class B           Interest                 Total
--------------------------------------------                   -------             -------          ----------                -----

Beginning Certificates Balance                          775,500,000.00       75,200,000.00       89,300,000.00       940,000,000.00
Interest Distributions                                    1,027,106.67          118,314.67          149,230.22         1,294,651.56
Principal Deposits - Prin. Funding Account                        0.00                0.00                0.00                 0.00
Principal Distributions                                           0.00                0.00                0.00                 0.00
Total Distributions                                       1,027,106.67          118,314.67          149,230.22         1,294,651.56
Ending Certificates Balance                             775,500,000.00       75,200,000.00       89,300,000.00       940,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.32

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.32

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest                                               $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.57

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.57

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $149,230.22

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $149,230.22

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $12,087,774.80

          a.   Class A Monthly Interest:                         $1,027,106.67
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $3,236,416.41
          e.   Excess Spread:                                    $7,824,251.72

     2.   Class B Available Funds:                               $1,172,147.86

          a.   Class B Monthly Interest:                           $118,314.67
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                    $1,053,833.19

     3.   Collateral Available Funds:                            $1,391,925.58

          a.   Excess Spread:                                    $1,391,925.58

     4.   Total Excess Spread:                                  $10,270,010.50

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.2275%

     2.   Series 2002-2 Allocable Principal
          Collections:                                         $298,108,208.81

     3.   Principal Allocation Percentage of
          Series 2002-2 Allocable Principal
          Collections:                                         $227,240,449.20

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $227,240,449.20

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-2                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,922,928.98

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $231,163,378.18

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $89,300,000.00

     2.   Required Collateral Invested Amount:                  $89,300,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $231,163,378.18

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

     1.   Excess Spread:                                        $10,270,010.50
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $313,834.32
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $149,230.22
     9.   Applied to unpaid Monthly Servicing Fee:               $1,566,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $372,678.25
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $7,867,601.04

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  3.4720%
          b.   Prior Monthly Period                                    3.4555%
          c.   Second Prior Monthly Period                             3.4329%

     2.   Three Month Average Base Rate                                3.4535%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.4388%
          b.   Prior Monthly Period                                   12.7931%
          c.   Second Prior Monthly Period                            12.4463%

     4.   Three Month Average Series Adjusted Portfolio Yield         12.8927%

XVII. Series 2002-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series         Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocations         Interest             Interest
----------------------------------                         -----------      --------------         -----------
Beginning Invested /Transferor Amount                 1,206,913,439.38      920,000,000.00      286,913,439.38
Beginning Adjusted Invested Amount                                 N/A      920,000,000.00                 N/A
Floating Allocation Percentage                                     N/A            76.2275%            23.7725%
Principal Allocation Percentage                                    N/A            76.2275%            23.7725%
Collections of Finance Chg. Receivables                  18,834,832.84       14,357,323.11        4,477,509.73
Collections of Principal Receivables                    291,765,480.96      222,405,546.02       69,359,934.94
Defaulted Amount                                          5,036,846.50        3,839,462.41        1,197,384.09

Ending Invested / Transferor Amounts                  1,196,130,130.85      920,000,000.00      276,130,130.85


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A             Class B           Interest                 Total
--------------------------------------                         -------             -------          ----------                -----

Principal Funding Account                                         0.00                0.00                0.00                 0.00
Investment Proceeds for Monthly Period                            0.00                0.00                0.00                 0.00
Reserve Draw Amount                                               0.00                0.00                0.00                 0.00
Available Reserve Account Amount                                  0.00                0.00                0.00                 0.00
Reserve Account Surplus                                           0.00                0.00                0.00                 0.00

Coupon  July 15, 2004 to August 15, 2004                       1.4900%             1.7600%             1.8800%
Monthly Interest Due                                      1,005,253.33          115,143.11          146,055.11         1,266,451.56
Outstanding Monthly Interest Due                                  0.00                0.00                0.00                 0.00
Additional Interest Due                                           0.00                0.00                0.00                 0.00
Total Interest Due                                        1,005,253.33          115,143.11          146,055.11         1,266,451.56
Investor Default Amount                                   3,167,556.49          307,156.99          364,748.93         3,839,462.41
Investor Monthly Fees Due                                 1,265,000.00          122,666.67          145,666.67         1,533,333.33
Investor Additional Amounts Due
Total Due                                                 5,437,809.82          544,966.77          656,470.71         6,639,247.30

Reallocated Investor Finance Charge Collections                                                                       14,339,452.57
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.4379%
Base Rate                                                                                                                   3.4712%
Excess Spread Percentage                                                                                                   10.0438%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A             Class B           Interest                 Total
--------------------------------------------                   -------             -------          ----------                -----

Beginning Certificates Balance                          759,000,000.00       73,600,000.00       87,400,000.00       920,000,000.00
Interest Distributions                                    1,005,253.33          115,143.11          146,055.11         1,266,451.56
Principal Deposits - Prin. Funding Account                        0.00                0.00                0.00                 0.00
Principal Distributions                                           0.00                0.00                0.00                 0.00
Total Distributions                                       1,005,253.33          115,143.11          146,055.11         1,266,451.56
Ending Certificates Balance                             759,000,000.00       73,600,000.00       87,400,000.00       920,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.32

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.32

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest                                               $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.56

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.56

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $146,055.11

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $146,055.11

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $11,830,048.37

          a.   Class A Monthly Interest:                         $1,005,253.33
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $3,167,556.49
          e.   Excess Spread:                                    $7,657,238.55

     2.   Class B Available Funds:                               $1,147,156.21

          a.   Class B Monthly Interest:                           $115,143.11
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                    $1,032,013.09

     3.   Collateral Available Funds:                            $1,362,247.99

          a.   Excess Spread:                                    $1,362,247.99

     4.   Total Excess Spread:                                  $10,051,499.64

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.2275%

     2.   Series 2002-3 Allocable Principal
          Collections:                                         $291,765,480.96

     3.   Principal Allocation Percentage of
          Series 2002-3 Allocable Principal
          Collections:                                         $222,405,546.02

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $222,405,546.02

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-3                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,839,462.41

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $226,245,008.43

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $87,400,000.00

     2.   Required Collateral Invested Amount:                  $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $226,245,008.43

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-3

     1.   Excess Spread:                                        $10,051,499.64
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $307,156.99
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $146,055.11
     9.   Applied to unpaid Monthly Servicing Fee:               $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $364,748.93
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $7,700,205.27

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  3.4712%
          b.   Prior Monthly Period                                    3.4547%
          c.   Second Prior Monthly Period                             3.4321%

     2.   Three Month Average Base Rate                                3.4527%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.4379%
          b.   Prior Monthly Period                                   12.7923%
          c.   Second Prior Monthly Period                            12.4455%

     4.   Three Month Average Series Adjusted Portfolio Yield         12.8919%

XVIII. Series 2002-4 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                             Series         Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocations         Interest              Interest
----------------------------------                         -----------      --------------         -----------
Beginning Invested /Transferor Amount                   655,931,217.05      500,000,000.00      155,931,217.05
Beginning Adjusted Invested Amount                                 N/A      500,000,000.00                 N/A
Floating Allocation Percentage                                     N/A            76.2275%            23.7725%
Principal Allocation Percentage                                    N/A            76.2275%            23.7725%
Collections of Finance Chg. Receivables                  10,236,322.20        7,802,893.00        2,433,429.20
Collections of Principal Receivables                    158,568,196.18      120,872,579.36       37,695,616.82
Defaulted Amount                                          2,737,416.58        2,086,664.35          650,752.22

Ending Invested / Transferor Amounts                    650,070,723.29      500,000,000.00      150,070,723.29


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A             Class B           Interest                 Total
--------------------------------------                         -------             -------          ----------                -----

Principal Funding Account                                         0.00                0.00                0.00                 0.00
Investment Proceeds for Monthly Period                            0.00                0.00                0.00                 0.00
Reserve Draw Amount                                               0.00                0.00                0.00                 0.00
Available Reserve Account Amount                                  0.00                0.00                0.00                 0.00
Reserve Account Surplus                                           0.00                0.00                0.00                 0.00

Coupon  July 15, 2004 to August 15, 2004                       1.4200%             1.6900%             1.8800%
Monthly Interest Due                                        520,666.67           60,088.89           79,377.78           660,133.33
Outstanding Monthly Interest Due                                  0.00                0.00                0.00                 0.00
Additional Interest Due                                           0.00                0.00                0.00                 0.00
Total Interest Due                                          520,666.67           60,088.89           79,377.78           660,133.33
Investor Default Amount                                   1,721,498.09          166,933.15          198,233.11         2,086,664.35
Investor Monthly Fees Due                                   687,500.00           66,666.67           79,166.67           833,333.33
Investor Additional Amounts Due
Total Due                                                 2,929,664.76          293,688.70          356,777.56         3,580,131.02

Reallocated Investor Finance Charge Collections                                                                        7,765,025.19
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.3716%
Base Rate                                                                                                                   3.4070%
Excess Spread Percentage                                                                                                   10.0438%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A             Class B           Interest                 Total
--------------------------------------------                   -------             -------          ----------                -----

Beginning Certificates Balance                          412,500,000.00       40,000,000.00       47,500,000.00       500,000,000.00
Interest Distributions                                      520,666.67           60,088.89           79,377.78           660,133.33
Principal Deposits - Prin. Funding Account                        0.00                0.00                0.00                 0.00
Principal Distributions                                           0.00                0.00                0.00                 0.00
Total Distributions                                         520,666.67           60,088.89           79,377.78           660,133.33
Ending Certificates Balance                             412,500,000.00       40,000,000.00       47,500,000.00       500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.26

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.26

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest                                               $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.50

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.50

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                          $79,377.78

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                         $79,377.78

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $6,406,145.78

          a.   Class A Monthly Interest:                           $520,666.67
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $1,721,498.09
          e.   Excess Spread:                                    $4,163,981.02

     2.   Class B Available Funds:                                 $621,202.01

          a.   Class B Monthly Interest:                            $60,088.89
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $561,113.13

     3.   Collateral Available Funds:                              $737,677.39

          a.   Excess Spread:                                      $737,677.39

     4.   Total Excess Spread:                                   $5,462,771.54

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.2275%

     2.   Series 2002-4 Allocable Principal
          Collections:                                         $158,568,196.18

     3.   Principal Allocation Percentage of
          Series 2002-4 Allocable Principal
          Collections:                                         $120,872,579.36

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $120,872,579.36

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-4                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,086,664.35

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $122,959,243.71

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $47,500,000.00

     2.   Required Collateral Invested Amount:                  $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $122,959,243.71

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-4

     1.   Excess Spread:                                         $5,462,771.54
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $166,933.15
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                   $79,377.78
     9.   Applied to unpaid Monthly Servicing Fee:                 $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $198,233.11
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $4,184,894.17

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  3.4070%
          b.   Prior Monthly Period                                    3.3905%
          c.   Second Prior Monthly Period                             3.3535%

     2.   Three Month Average Base Rate                                3.3836%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.3716%
          b.   Prior Monthly Period                                   12.7302%
          c.   Second Prior Monthly Period                            12.3694%

     4.   Three Month Average Series Adjusted Portfolio Yield         12.8237%

XIX. Series 2002-5 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                             Series         Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocations         Interest              Interest
----------------------------------                         -----------      --------------         -----------
Beginning Invested /Transferor Amount                   787,117,460.47      600,000,000.00      187,117,460.47
Beginning Adjusted Invested Amount                                 N/A      600,000,000.00                 N/A
Floating Allocation Percentage                                     N/A            76.2275%            23.7725%
Principal Allocation Percentage                                    N/A            76.2275%            23.7725%
Collections of Finance Chg. Receivables                  12,283,586.64        9,363,471.59        2,920,115.04
Collections of Principal Receivables                    190,281,835.41      145,047,095.23       45,234,740.18
Defaulted Amount                                          3,284,899.89        2,503,997.22          780,902.67

Ending Invested / Transferor Amounts                    780,084,867.95      600,000,000.00      180,084,867.95


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A             Class B           Interest                 Total
--------------------------------------                         -------             -------          ----------                -----

Principal Funding Account                                         0.00                0.00                0.00                 0.00
Investment Proceeds for Monthly Period                            0.00                0.00                0.00                 0.00
Reserve Draw Amount                                               0.00                0.00                0.00                 0.00
Available Reserve Account Amount                                  0.00                0.00                0.00                 0.00
Reserve Account Surplus                                           0.00                0.00                0.00                 0.00

Coupon  July 15, 2004 to August 15, 2004                       1.5500%             1.8300%             1.8800%
Monthly Interest Due                                        682,000.00           78,080.00           95,253.33           855,333.33
Outstanding Monthly Interest Due                                  0.00                0.00                0.00                 0.00
Additional Interest Due                                           0.00                0.00                0.00                 0.00
Total Interest Due                                          682,000.00           78,080.00           95,253.33           855,333.33
Investor Default Amount                                   2,065,797.71          200,319.78          237,879.74         2,503,997.22
Investor Monthly Fees Due                                   825,000.00           80,000.00           95,000.00         1,000,000.00
Investor Additional Amounts Due
Total Due                                                 3,572,797.71          358,399.78          428,133.07         4,359,330.56

Reallocated Investor Finance Charge Collections                                                                        9,381,203.56
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.4956%
Base Rate                                                                                                                   3.5271%
Excess Spread Percentage                                                                                                   10.0438%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A             Class B           Interest                 Total
--------------------------------------------                   -------             -------          ----------                -----

Beginning Certificates Balance                          495,000,000.00       48,000,000.00       57,000,000.00       600,000,000.00
Interest Distributions                                      682,000.00           78,080.00           95,253.33           855,333.33
Principal Deposits - Prin. Funding Account                        0.00                0.00                0.00                 0.00
Principal Distributions                                           0.00                0.00                0.00                 0.00
Total Distributions                                         682,000.00           78,080.00           95,253.33           855,333.33
Ending Certificates Balance                             495,000,000.00       48,000,000.00       57,000,000.00       600,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.38

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.38

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest                                               $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.63

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.63

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                          $95,253.33

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                         $95,253.33

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $7,739,492.94

          a.   Class A Monthly Interest:                           $682,000.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,065,797.71
          e.   Excess Spread:                                    $4,991,695.23

     2.   Class B Available Funds:                                 $750,496.28

          a.   Class B Monthly Interest:                            $78,080.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $672,416.28

     3.   Collateral Available Funds:                              $891,214.34

          a.   Excess Spread:                                      $891,214.34

     4.   Total Excess Spread:                                   $6,555,325.85

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.2275%

     2.   Series 2002-5 Allocable Principal
          Collections:                                         $190,281,835.41

     3.   Principal Allocation Percentage of
          Series 2002-5 Allocable Principal
          Collections:                                         $145,047,095.23

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $145,047,095.23

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-5                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,503,997.22

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $147,551,092.45

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $57,000,000.00

     2.   Required Collateral Invested Amount:                  $57,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $147,551,092.45

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-5

     1.   Excess Spread:                                         $6,555,325.85
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $200,319.78
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                   $95,253.33
     9.   Applied to unpaid Monthly Servicing Fee:               $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $237,879.74
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $5,021,873.00

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  3.5271%
          b.   Prior Monthly Period                                    3.5106%
          c.   Second Prior Monthly Period                             3.4928%

     2.   Three Month Average Base Rate                                3.5102%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.4956%
          b.   Prior Monthly Period                                   12.8464%
          c.   Second Prior Monthly Period                            12.5041%

     4.   Three Month Average Series Adjusted Portfolio Yield         12.9487%

XX. Series 2002-6 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                             Series         Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocations         Interest             Interest
----------------------------------                         -----------      --------------         -----------
Beginning Invested /Transferor Amount                   944,540,952.56      720,000,000.00      224,540,952.56
Beginning Adjusted Invested Amount                                 N/A      720,000,000.00                 N/A
Floating Allocation Percentage                                     N/A            76.2275%            23.7725%
Principal Allocation Percentage                                    N/A            76.2275%            23.7725%
Collections of Finance Chg. Receivables                  14,740,303.96       11,236,165.91        3,504,138.05
Collections of Principal Receivables                    228,338,202.49      174,056,514.28       54,281,688.22
Defaulted Amount                                          3,941,879.87        3,004,796.67          937,083.20

Ending Invested / Transferor Amounts                    936,101,841.53      720,000,000.00      216,101,841.53


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A             Class B           Interest                 Total
--------------------------------------                         -------             -------          ----------                -----

Principal Funding Account                                         0.00                0.00                0.00                 0.00
Investment Proceeds for Monthly Period                            0.00                0.00                0.00                 0.00
Reserve Draw Amount                                               0.00                0.00                0.00                 0.00
Available Reserve Account Amount                                  0.00                0.00                0.00                 0.00
Reserve Account Surplus                                           0.00                0.00                0.00                 0.00

Coupon  July 15, 2004 to August 15, 2004                       1.5200%             1.8300%             1.8800%
Monthly Interest Due                                        802,560.00           93,696.00          114,304.00         1,010,560.00
Outstanding Monthly Interest Due                                  0.00                0.00                0.00                 0.00
Additional Interest Due                                           0.00                0.00                0.00                 0.00
Total Interest Due                                          802,560.00           93,696.00          114,304.00         1,010,560.00
Investor Default Amount                                   2,478,957.25          240,383.73          285,455.68         3,004,796.67
Investor Monthly Fees Due                                   990,000.00           96,000.00          114,000.00         1,200,000.00
Investor Additional Amounts Due
Total Due                                                 4,271,517.25          430,079.73          513,759.68         5,215,356.67

Reallocated Investor Finance Charge Collections                                                                       11,241,604.27
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.4697%
Base Rate                                                                                                                   3.5020%
Excess Spread Percentage                                                                                                   10.0438%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                   Class A             Class B          Interest                  Total
--------------------------------------------                   -------             -------         ----------                 -----

Beginning Certificates Balance                          594,000,000.00       57,600,000.00       68,400,000.00       720,000,000.00
Interest Distributions                                      802,560.00           93,696.00          114,304.00         1,010,560.00
Principal Deposits - Prin. Funding Account                        0.00                0.00                0.00                 0.00
Principal Distributions                                           0.00                0.00                0.00                 0.00
Total Distributions                                         802,560.00           93,696.00          114,304.00         1,010,560.00
Ending Certificates Balance                             594,000,000.00       57,600,000.00       68,400,000.00       720,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.35

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.35

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest                                               $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.63

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.63

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $114,304.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $114,304.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $9,274,323.52

          a.   Class A Monthly Interest:                           $802,560.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,478,957.25
          e.   Excess Spread:                                    $5,992,806.27

     2.   Class B Available Funds:                                 $899,328.34

          a.   Class B Monthly Interest:                            $93,696.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $805,632.34

     3.   Collateral Available Funds:                            $1,067,952.41

          a.   Excess Spread:                                    $1,067,952.41

     4.   Total Excess Spread:                                   $7,866,391.02

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.2275%

     2.   Series 2002-6 Allocable Principal
          Collections:                                         $228,338,202.49

     3.   Principal Allocation Percentage of
          Series 2002-6 Allocable Principal
          Collections:                                         $174,056,514.28

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $174,056,514.28

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-6                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,004,796.67

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $177,061,310.94

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $68,400,000.00

     2.   Required Collateral Invested Amount:                  $68,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $177,061,310.94

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-6

     1.   Excess Spread:                                         $7,866,391.02
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $240,383.73
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $114,304.00
     9.   Applied to unpaid Monthly Servicing Fee:               $1,200,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $285,455.68
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $6,026,247.60

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  3.5020%
          b.   Prior Monthly Period                                    3.4855%
          c.   Second Prior Monthly Period                             3.4677%

     2.   Three Month Average Base Rate                                3.4851%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.4697%
          b.   Prior Monthly Period                                   12.8221%
          c.   Second Prior Monthly Period                            12.4799%

     4.   Three Month Average Series Adjusted Portfolio Yield         12.9239%

XXI. Series 2003-1 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                             Series         Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocation          Interest              Interest
----------------------------------                         ----------       --------------         -----------
Beginning Invested /Transferor Amount                 1,206,913,439.38      920,000,000.00      286,913,439.38
Beginning Adjusted Invested Amount                                 N/A      920,000,000.00                 N/A
Floating Allocation Percentage                                     N/A            76.2275%            23.7725%
Principal Allocation Percentage                                    N/A            76.2275%            23.7725%
Collections of Finance Chg. Receivables                  18,834,832.84       14,357,323.11        4,477,509.73
Collections of Principal Receivables                    291,765,480.96      222,405,546.02       69,359,934.94
Defaulted Amount                                          5,036,846.50        3,839,462.41        1,197,384.09

Ending Invested / Transferor Amounts                  1,196,130,130.85      920,000,000.00      276,130,130.85


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A             Class B           Interest                 Total
--------------------------------------                         -------             -------          ----------                -----

Principal Funding Account                                         0.00                0.00                0.00                 0.00
Investment Proceeds for Monthly Period                            0.00                0.00                0.00                 0.00
Reserve Draw Amount                                               0.00                0.00                0.00                 0.00
Available Reserve Account Amount                                  0.00                0.00                0.00                 0.00
Reserve Account Surplus                                           0.00                0.00                0.00                 0.00

Coupon  July 15, 2004 to August 15, 2004                       1.4900%             1.7800%             1.8800%
Monthly Interest Due                                      1,005,253.33          116,451.56          146,055.11         1,267,760.00
Outstanding Monthly Interest Due                                  0.00                0.00                0.00                 0.00
Additional Interest Due                                           0.00                0.00                0.00                 0.00
Total Interest Due                                        1,005,253.33          116,451.56          146,055.11         1,267,760.00
Investor Default Amount                                   3,167,556.49          307,156.99          364,748.93         3,839,462.41
Investor Monthly Fees Due                                 1,265,000.00          122,666.67          145,666.67         1,533,333.33
Investor Additional Amounts Due
Total Due                                                 5,437,809.82          546,275.21          656,470.71         6,640,555.74

Reallocated Investor Finance Charge Collections                                                                       14,340,761.01
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.4396%
Base Rate                                                                                                                   3.4728%
Excess Spread Percentage                                                                                                   10.0438%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A             Class B           Interest                 Total
--------------------------------------------                   -------             -------          ----------                -----

Beginning Certificates Balance                          759,000,000.00       73,600,000.00       87,400,000.00       920,000,000.00
Interest Distributions                                    1,005,253.33          116,451.56          146,055.11         1,267,760.00
Principal Deposits - Prin. Funding Account                        0.00                0.00                0.00                 0.00
Principal Distributions                                           0.00                0.00                0.00                 0.00
Total Distributions                                       1,005,253.33          116,451.56          146,055.11         1,267,760.00
Ending Certificates Balance                             759,000,000.00       73,600,000.00       87,400,000.00       920,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.32

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.32

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest                                               $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.58

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.58

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $146,055.11

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $146,055.11

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $11,831,127.83

          a.   Class A Monthly Interest:                         $1,005,253.33
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $3,167,556.49
          e.   Excess Spread:                                    $7,658,318.02

     2.   Class B Available Funds:                               $1,147,260.88

          a.   Class B Monthly Interest:                           $116,451.56
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                    $1,030,809.33

     3.   Collateral Available Funds:                            $1,362,372.30

          a.   Excess Spread:                                    $1,362,372.30

     4.   Total Excess Spread:                                  $10,051,499.64

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.2275%

     2.   Series 2003-1 Allocable Principal
          Collections:                                         $291,765,480.96

     3.   Principal Allocation Percentage of
          Series 2003-1 Allocable Principal
          Collections:                                         $222,405,546.02

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $222,405,546.02

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-1                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,839,462.41

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $226,245,008.43

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $87,400,000.00

     2.   Required Collateral Invested Amount:                  $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $226,245,008.43

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-1

     1.   Excess Spread:                                        $10,051,499.64
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $307,156.99
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $146,055.11
     9.   Applied to unpaid Monthly Servicing Fee:               $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $364,748.93
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $7,700,205.27

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  3.4728%
          b.   Prior Monthly Period                                    3.4563%
          c.   Second Prior Monthly Period                             3.4434%

     2.   Three Month Average Base Rate                                3.4575%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.4396%
          b.   Prior Monthly Period                                   12.7939%
          c.   Second Prior Monthly Period                            12.4564%

     4.   Three Month Average Series Adjusted Portfolio Yield         12.8966%

XXII. Series 2003-2 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                             Series         Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocations         Interest             Interest
----------------------------------                         -----------      --------------         -----------
Beginning Invested /Transferor Amount                 1,443,048,677.52    1,100,000,000.00      343,048,677.52
Beginning Adjusted Invested Amount                                 N/A    1,100,000,000.00                 N/A
Floating Allocation Percentage                                     N/A            76.2275%            23.7725%
Principal Allocation Percentage                                    N/A            76.2275%            23.7725%
Collections of Finance Chg. Receivables                  22,519,908.84       17,166,364.59        5,353,544.25
Collections of Principal Receivables                    348,850,031.59      265,919,674.59       82,930,357.00
Defaulted Amount                                          6,022,316.47        4,590,661.57        1,431,654.89

Ending Invested / Transferor Amounts                  1,430,155,591.23    1,100,000,000.00      330,155,591.23


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A             Class B           Interest                 Total
--------------------------------------                         -------             -------          ----------                -----

Principal Funding Account                                         0.00                0.00                0.00                 0.00
Investment Proceeds for Monthly Period                            0.00                0.00                0.00                 0.00
Reserve Draw Amount                                               0.00                0.00                0.00                 0.00
Available Reserve Account Amount                                  0.00                0.00                0.00                 0.00
Reserve Account Surplus                                           0.00                0.00                0.00                 0.00

Coupon  July 15, 2004 to August 15, 2004                       1.4900%             1.7500%             1.8800%
Monthly Interest Due                                      1,201,933.33          136,888.89          174,631.11         1,513,453.33
Outstanding Monthly Interest Due                                  0.00                0.00                0.00                 0.00
Additional Interest Due                                           0.00                0.00                0.00                 0.00
Total Interest Due                                        1,201,933.33          136,888.89          174,631.11         1,513,453.33
Investor Default Amount                                   3,787,295.80          367,252.93          436,112.85         4,590,661.57
Investor Monthly Fees Due                                 1,512,500.00          146,666.67          174,166.67         1,833,333.33
Investor Additional Amounts Due
Total Due                                                 6,501,729.13          650,808.48          784,910.63         7,937,448.24

Reallocated Investor Finance Charge Collections                                                                       17,144,215.41
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.4371%
Base Rate                                                                                                                   3.4704%
Excess Spread Percentage                                                                                                   10.0438%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A             Class B           Interest                 Total
--------------------------------------------                   -------             -------          ----------                -----

Beginning Certificates Balance                          907,500,000.00       88,000,000.00      104,500,000.00     1,100,000,000.00
Interest Distributions                                    1,201,933.33          136,888.89          174,631.11         1,513,453.33
Principal Deposits - Prin. Funding Account                        0.00                0.00                0.00                 0.00
Principal Distributions                                           0.00                0.00                0.00                 0.00
Total Distributions                                       1,201,933.33          136,888.89          174,631.11         1,513,453.33
Ending Certificates Balance                             907,500,000.00       88,000,000.00      104,500,000.00     1,100,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.32

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.32

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest                                               $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.56

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.56

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $174,631.11

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $174,631.11

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $14,143,977.72

          a.   Class A Monthly Interest:                         $1,201,933.33
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $3,787,295.80
          e.   Excess Spread:                                    $9,154,748.58

     2.   Class B Available Funds:                               $1,371,537.23

          a.   Class B Monthly Interest:                           $136,888.89
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                    $1,234,648.34

     3.   Collateral Available Funds:                            $1,628,700.46

          a.   Excess Spread:                                    $1,628,700.46

     4.   Total Excess Spread:                                  $12,018,097.39

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.2275%

     2.   Series 2003-2 Allocable Principal
          Collections:                                         $348,850,031.59

     3.   Principal Allocation Percentage of
          Series 2003-2 Allocable Principal
          Collections:                                         $265,919,674.59

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $265,919,674.59

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-2                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $4,590,661.57

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $270,510,336.16

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $104,500,000.00

     2.   Required Collateral Invested Amount:                 $104,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $270,510,336.16

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-2

     1.   Excess Spread:                                        $12,018,097.39
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $367,252.93
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $174,631.11
     9.   Applied to unpaid Monthly Servicing Fee:               $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $436,112.85
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $9,206,767.17

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  3.4704%
          b.   Prior Monthly Period                                    3.4539%
          c.   Second Prior Monthly Period                             3.4458%

     2.   Three Month Average Base Rate                                3.4567%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.4371%
          b.   Prior Monthly Period                                   12.7915%
          c.   Second Prior Monthly Period                            12.4587%

     4.   Three Month Average Series Adjusted Portfolio Yield         12.8958%

XXIII. Series 2003-3 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                             Series         Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocation          Interest             Interest
----------------------------------                         ----------       --------------         -----------
Beginning Invested /Transferor Amount                   983,896,825.58      750,000,000.00      233,896,825.58
Beginning Adjusted Invested Amount                                 N/A      750,000,000.00                 N/A
Floating Allocation Percentage                                     N/A            76.2275%            23.7725%
Principal Allocation Percentage                                    N/A            76.2275%            23.7725%
Collections of Finance Chg. Receivables                  15,354,483.30       11,704,339.49        3,650,143.80
Collections of Principal Receivables                    237,852,294.26      181,308,869.04       56,543,425.22
Defaulted Amount                                          4,106,124.86        3,129,996.53          976,128.34

Ending Invested / Transferor Amounts                    975,106,084.93      750,000,000.00      225,106,084.93


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A             Class B           Interest                 Total
--------------------------------------                         -------             -------          ----------                -----

Principal Funding Account                                         0.00                0.00                0.00                 0.00
Investment Proceeds for Monthly Period                            0.00                0.00                0.00                 0.00
Reserve Draw Amount                                               0.00                0.00                0.00                 0.00
Available Reserve Account Amount                                  0.00                0.00                0.00                 0.00
Reserve Account Surplus                                           0.00                0.00                0.00                 0.00

Coupon  July 15, 2004 to August 15, 2004                       1.4900%             1.7300%             1.8800%
Monthly Interest Due                                        819,500.00           92,266.67          119,066.67         1,030,833.33
Outstanding Monthly Interest Due                                  0.00                0.00                0.00                 0.00
Additional Interest Due                                           0.00                0.00                0.00                 0.00
Total Interest Due                                          819,500.00           92,266.67          119,066.67         1,030,833.33
Investor Default Amount                                   2,582,247.14          250,399.72          297,349.67         3,129,996.53
Investor Monthly Fees Due                                 1,031,250.00          100,000.00          118,750.00         1,250,000.00
Investor Additional Amounts Due
Total Due                                                 4,432,997.14          442,666.39          535,166.34         5,410,829.86

Reallocated Investor Finance Charge Collections                                                                       11,688,171.11
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.4354%
Base Rate                                                                                                                   3.4688%
Excess Spread Percentage                                                                                                   10.0438%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A             Class B           Interest                 Total
--------------------------------------------                   -------             -------          ----------                -----

Beginning Certificates Balance                          618,750,000.00       60,000,000.00       71,250,000.00       750,000,000.00
Interest Distributions                                      819,500.00           92,266.67          119,066.67         1,030,833.33
Principal Deposits - Prin. Funding Account                        0.00                0.00                0.00                 0.00
Principal Distributions                                           0.00                0.00                0.00                 0.00
Total Distributions                                         819,500.00           92,266.67          119,066.67         1,030,833.33
Ending Certificates Balance                             618,750,000.00       60,000,000.00       71,250,000.00       750,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.32

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.32

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest                                               $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.54

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.54

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $119,066.67

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $119,066.67

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $9,642,741.17

          a.   Class A Monthly Interest:                           $819,500.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,582,247.14
          e.   Excess Spread:                                    $6,240,994.03

     2.   Class B Available Funds:                                 $935,053.69

          a.   Class B Monthly Interest:                            $92,266.67
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $842,787.02

     3.   Collateral Available Funds:                            $1,110,376.26

          a.   Excess Spread:                                    $1,110,376.26

     4.   Total Excess Spread:                                   $8,194,157.31

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.2275%

     2.   Series 2003-3 Allocable Principal
          Collections:                                         $237,852,294.26

     3.   Principal Allocation Percentage of
          Series 2003-3 Allocable Principal
          Collections:                                         $181,308,869.04

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $181,308,869.04

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-3                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,129,996.53

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $184,438,865.57

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $71,250,000.00

     2.   Required Collateral Invested Amount:                  $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $184,438,865.57

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-3

     1.   Excess Spread:                                         $8,194,157.31
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $250,399.72
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $119,066.67
     9.   Applied to unpaid Monthly Servicing Fee:               $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $297,349.67
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $6,277,341.25

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  3.4688%
          b.   Prior Monthly Period                                    3.4523%
          c.   Second Prior Monthly Period                             3.4413%

     2.   Three Month Average Base Rate                                3.4541%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.4354%
          b.   Prior Monthly Period                                   12.7900%
          c.   Second Prior Monthly Period                            12.4543%

     4.   Three Month Average Series Adjusted Portfolio Yield         12.8932%

XXIV. Series 2003-4 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                             Series         Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocations         Interest              Interest
----------------------------------                         -----------      --------------         -----------
Beginning Invested /Transferor Amount                   892,066,455.19      680,000,000.00      212,066,455.19
Beginning Adjusted Invested Amount                                 N/A      680,000,000.00                 N/A
Floating Allocation Percentage                                     N/A            76.2275%            23.7725%
Principal Allocation Percentage                                    N/A            76.2275%            23.7725%
Collections of Finance Chg. Receivables                  13,921,398.19       10,611,934.47        3,309,463.72
Collections of Principal Receivables                    215,652,746.80      164,386,707.93       51,266,038.87
Defaulted Amount                                          3,722,886.54        2,837,863.52          885,023.02

Ending Invested / Transferor Amounts                    884,096,183.67      680,000,000.00      204,096,183.67


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A             Class B           Interest                 Total
--------------------------------------                         -------             -------          ----------                -----

Principal Funding Account                                         0.00                0.00                0.00                 0.00
Investment Proceeds for Monthly Period                            0.00                0.00                0.00                 0.00
Reserve Draw Amount                                               0.00                0.00                0.00                 0.00
Available Reserve Account Amount                                  0.00                0.00                0.00                 0.00
Reserve Account Surplus                                           0.00                0.00                0.00                 0.00

Coupon  July 15, 2004 to August 15, 2004                       1.6900%             1.9000%             2.2800%
Monthly Interest Due                                        828,381.67           64,600.00          103,360.00           996,341.67
Outstanding Monthly Interest Due                                  0.00                0.00                0.00                 0.00
Additional Interest Due                                           0.00                0.00                0.00                 0.00
Total Interest Due                                          828,381.67           64,600.00          103,360.00           996,341.67
Investor Default Amount                                   2,454,751.94          170,271.81          212,839.76         2,837,863.52
Investor Monthly Fees Due                                   980,333.33           68,000.00           85,000.00         1,133,333.33
Investor Additional Amounts Due
Total Due                                                 4,263,466.94          302,871.81          401,199.76         4,967,538.52

Reallocated Investor Finance Charge Collections                                                                        9,248,753.60
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            11.1005%
Base Rate                                                                                                                   3.5723%
Excess Spread Percentage                                                                                                    7.5551%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A             Class B           Interest                 Total
--------------------------------------------                   -------             -------          ----------                -----

Beginning Certificates Balance                          588,200,000.00       40,800,000.00       51,000,000.00       680,000,000.00
Interest Distributions                                      828,381.67           64,600.00          103,360.00           996,341.67
Principal Deposits - Prin. Funding Account                        0.00                0.00                0.00                 0.00
Principal Distributions                                           0.00                0.00                0.00                 0.00
Total Distributions                                         828,381.67           64,600.00          103,360.00           996,341.67
Ending Certificates Balance                             588,200,000.00       40,800,000.00       51,000,000.00       680,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.41

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.41

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest                                               $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.58

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.58

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $103,360.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $103,360.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $8,000,171.87

          a.   Class A Monthly Interest:                           $828,381.67
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,454,751.94
          e.   Excess Spread:                                    $4,717,038.26

     2.   Class B Available Funds:                                 $554,925.22

          a.   Class B Monthly Interest:                            $64,600.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $490,325.22

     3.   Collateral Available Funds:                              $693,656.52

          a.   Excess Spread:                                      $693,656.52

     4.   Total Excess Spread:                                   $5,901,019.99

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.2275%

     2.   Series 2003-4 Allocable Principal
          Collections:                                         $215,652,746.80

     3.   Principal Allocation Percentage of
          Series 2003-4 Allocable Principal
          Collections:                                         $164,386,707.93

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $164,386,707.93

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-4:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,837,863.52

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $167,224,571.45

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $51,000,000.00

     2.   Required Collateral Invested Amount:                  $51,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $167,224,571.45

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-4

     1.   Excess Spread:                                         $5,901,019.99
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $170,271.81
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $103,360.00
     9.   Applied to unpaid Monthly Servicing Fee:               $1,133,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $212,839.76
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $4,281,215.08

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  3.5723%
          b.   Prior Monthly Period                                    3.7881%
          c.   Second Prior Monthly Period                             3.9026%

     2.   Three Month Average Base Rate                                3.7544%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 11.1005%
          b.   Prior Monthly Period                                    9.9597%
          c.   Second Prior Monthly Period                            10.0187%

     4.   Three Month Average Series Adjusted Portfolio Yield         10.3596%

XXV. Series 2004-1 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                             Series          Total Investor        Transferors
A. Investor/Transferor Allocations                         Allocations         Interest              Interest
----------------------------------                         -----------       -------------         -----------
Beginning Invested /Transferor Amount                 1,049,489,947.29      800,000,000.00      249,489,947.29
Beginning Adjusted Invested Amount                                 N/A      800,000,000.00                 N/A
Floating Allocation Percentage                                     N/A            76.2275%            23.7725%
Principal Allocation Percentage                                    N/A            76.2275%            23.7725%
Collections of Finance Chg. Receivables                  16,378,115.52       12,484,628.79        3,893,486.72
Collections of Principal Receivables                    253,709,113.88      193,396,126.97       60,312,986.91
Defaulted Amount                                          4,379,866.52        3,338,662.96        1,041,203.56

Ending Invested / Transferor Amounts                  1,040,113,157.26      800,000,000.00      240,113,157.26


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                        Class A              Class B           Interest                 Total
--------------------------------------                        -------              -------          -----------               -----

Principal Funding Account                                         0.00                0.00                0.00                 0.00
Investment Proceeds for Monthly Period                            0.00                0.00                0.00                 0.00
Reserve Draw Amount                                               0.00                0.00                0.00                 0.00
Available Reserve Account Amount                                  0.00                0.00                0.00                 0.00
Reserve Account Surplus                                           0.00                0.00                0.00                 0.00

Coupon  July 15, 2004 to August 15, 2004                       1.4600%             1.6300%             1.9300%
Monthly Interest Due                                        866,915.56           86,933.33          123,520.00         1,077,368.89
Outstanding Monthly Interest Due                                  0.00                0.00                0.00                 0.00
Additional Interest Due                                           0.00                0.00                0.00                 0.00
Total Interest Due                                          866,915.56           86,933.33          123,520.00         1,077,368.89
Investor Default Amount                                   2,787,783.57          250,399.72          300,479.67         3,338,662.96
Investor Monthly Fees Due                                 1,113,333.33          100,000.00          120,000.00         1,333,333.33
Investor Additional Amounts Due
Total Due                                                 4,768,032.46          437,333.06          543,999.67         5,749,365.19

Reallocated Investor Finance Charge Collections                                                                       12,445,195.86
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.4028%
Base Rate                                                                                                                   3.4371%
Excess Spread Percentage                                                                                                   10.0438%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A             Class B           Interest                 Total
--------------------------------------------                   -------             -------          ----------                -----

Beginning Certificates Balance                          668,000,000.00       60,000,000.00       72,000,000.00       800,000,000.00
Interest Distributions                                      866,915.56           86,933.33          123,520.00         1,077,368.89
Principal Deposits - Prin. Funding Account                        0.00                0.00                0.00                 0.00
Principal Distributions                                           0.00                0.00                0.00                 0.00
Total Distributions                                         866,915.56           86,933.33          123,520.00         1,077,368.89
Ending Certificates Balance                             668,000,000.00       60,000,000.00       72,000,000.00       800,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.30

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.30

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest                                               $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.45

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.45

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $6,819,350.67

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $123,520.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:          $6,695,830.67

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $10,391,738.54

          a.   Class A Monthly Interest:                           $866,915.56
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,787,783.57
          e.   Excess Spread:                                    $6,737,039.41

     2.   Class B Available Funds:                                 $933,389.69

          a.   Class B Monthly Interest:                            $86,933.33
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $846,456.36

     3.   Collateral Available Funds:                            $1,120,067.63

          a.   Excess Spread:                                    $1,120,067.63

     4.   Total Excess Spread:                                   $8,703,563.39

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.2275%

     2.   Series 2004-1 Allocable Principal
          Collections:                                         $253,709,113.88

     3.   Principal Allocation Percentage of
          Series 2004-1 Allocable Principal
          Collections:                                         $193,396,126.97

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $193,396,126.97

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-1:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,338,662.96

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $196,734,789.94

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $72,000,000.00

     2.   Required Collateral Invested Amount:                  $72,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $196,734,789.94

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-1

     1.   Excess Spread:                                         $8,703,563.39
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $250,399.72
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $123,520.00
     9.   Applied to unpaid Monthly Servicing Fee:               $1,333,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $300,479.67
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                          $6,695,830.67

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  3.4371%
          b.   Prior Monthly Period                                    3.4207%
          c.   Second Prior Monthly Period                             3.3499%

     2.   Three Month Average Base Rate                                3.4026%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.4028%
          b.   Prior Monthly Period                                   12.7594%
          c.   Second Prior Monthly Period                            12.3660%

     4.   Three Month Average Series Adjusted Portfolio Yield         12.8427%

XXVI. Series 2004-2 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                             Series         Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocations        Interest              Interest
----------------------------------                         -----------      --------------         -----------
Beginning Invested /Transferor Amount                   524,744,973.64      400,000,000.00      124,744,973.64
Beginning Adjusted Invested Amount                                 N/A      400,000,000.00                 N/A
Floating Allocation Percentage                                     N/A            76.2275%            23.7725%
Principal Allocation Percentage                                    N/A            76.2275%            23.7725%
Collections of Finance Chg. Receivables                   8,189,057.76        6,242,314.40        1,946,743.36
Collections of Principal Receivables                    126,854,556.94       96,698,063.49       30,156,493.45
Defaulted Amount                                          2,189,933.26        1,669,331.48          520,601.78

Ending Invested / Transferor Amounts                    520,056,578.63      400,000,000.00      120,056,578.63


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A             Class B           Interest                 Total
--------------------------------------                         -------             -------          ----------                -----

Principal Funding Account                                         0.00                0.00                0.00                 0.00
Investment Proceeds for Monthly Period                            0.00                0.00                0.00                 0.00
Reserve Draw Amount                                               0.00                0.00                0.00                 0.00
Available Reserve Account Amount                                  0.00                0.00                0.00                 0.00
Reserve Account Surplus                                           0.00                0.00                0.00                 0.00

Coupon  July 15, 2004 to August 15, 2004                       1.5500%             1.7500%             2.0500%
Monthly Interest Due                                        460,177.78           46,666.67           65,600.00           572,444.44
Outstanding Monthly Interest Due                                  0.00                0.00                0.00                 0.00
Additional Interest Due                                           0.00                0.00                0.00                 0.00
Total Interest Due                                          460,177.78           46,666.67           65,600.00           572,444.44
Investor Default Amount                                   1,393,891.79          125,199.86          150,239.83         1,669,331.48
Investor Monthly Fees Due                                   556,666.67           50,000.00           60,000.00           666,666.67
Investor Additional Amounts Due
Total Due                                                 2,410,736.23          221,866.53          275,839.83         2,908,442.59

Reallocated Investor Finance Charge Collections                                                                        6,256,357.93
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.5021%
Base Rate                                                                                                                   3.5334%
Excess Spread Percentage                                                                                                   10.0438%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A             Class B           Interest                 Total
--------------------------------------------                   -------             -------          ----------                -----

Beginning Certificates Balance                          334,000,000.00       30,000,000.00       36,000,000.00       400,000,000.00
Interest Distributions                                      460,177.78           46,666.67           65,600.00           572,444.44
Principal Deposits - Prin. Funding Account                        0.00                0.00                0.00                 0.00
Principal Distributions                                           0.00                0.00                0.00                 0.00
Total Distributions                                         460,177.78           46,666.67           65,600.00           572,444.44
Ending Certificates Balance                             334,000,000.00       30,000,000.00       36,000,000.00       400,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.38

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.38

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest                                               $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.56

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.56

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $3,413,515.34

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                         $65,600.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:          $3,347,915.34

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $5,224,058.87

          a.   Class A Monthly Interest:                           $460,177.78
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $1,393,891.79
          e.   Excess Spread:                                    $3,369,989.30

     2.   Class B Available Funds:                                 $469,226.84

          a.   Class B Monthly Interest:                            $46,666.67
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $422,560.18

     3.   Collateral Available Funds:                              $563,072.21

          a.   Excess Spread:                                      $563,072.21

     4.   Total Excess Spread:                                   $4,355,621.70

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.2275%

     2.   Series 2004-2 Allocable Principal
          Collections:                                         $126,854,556.94

     3.   Principal Allocation Percentage of
          Series 2004-2 Allocable Principal
          Collections:                                          $96,698,063.49

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                  $96,698,063.49

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-2:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $1,669,331.48

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                               $98,367,394.97

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $36,000,000.00

     2.   Required Collateral Invested Amount:                  $36,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:              $98,367,394.97

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-2

     1.   Excess Spread:                                         $4,355,621.70
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $125,199.86
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                   $65,600.00
     9.   Applied to unpaid Monthly Servicing Fee:                 $666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $150,239.83
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                       $3,347,915.34

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  3.5334%
          b.   Prior Monthly Period                                    3.3902%
          c.   Second Prior Monthly Period                             0.0000%

     2.   Three Month Average Base Rate                                0.0000%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.5021%
          b.   Prior Monthly Period                                   13.3012%
          c.   Second Prior Monthly Period                             0.0000%

     4.   Three Month Average Series Adjusted Portfolio Yield          0.0000%

XXVII. Series 2004-3 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                             Series         Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocations         Interest             Interest
----------------------------------                         -----------      --------------         -----------
Beginning Invested /Transferor Amount                   787,117,460.47      600,000,000.00      187,117,460.47
Beginning Adjusted Invested Amount                                 N/A      600,000,000.00                 N/A
Floating Allocation Percentage                                     N/A            76.2275%            23.7725%
Principal Allocation Percentage                                    N/A            76.2275%            23.7725%
Collections of Finance Chg. Receivables                  12,283,586.64        9,363,471.59        2,920,115.04
Collections of Principal Receivables                    190,281,835.41      145,047,095.23       45,234,740.18
Defaulted Amount                                          3,284,899.89        2,503,997.22          780,902.67

Ending Invested / Transferor Amounts                    780,084,867.95      600,000,000.00      180,084,867.95


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A             Class B           Interest                 Total
--------------------------------------                         -------             -------          ----------                -----

Principal Funding Account                                         0.00                0.00                0.00                 0.00
Investment Proceeds for Monthly Period                            0.00                0.00                0.00                 0.00
Reserve Draw Amount                                               0.00                0.00                0.00                 0.00
Available Reserve Account Amount                                  0.00                0.00                0.00                 0.00
Reserve Account Surplus                                           0.00                0.00                0.00                 0.00

Coupon  July 15, 2004 to August 15, 2004                       4.3500%             4.5500%             1.8500%
Monthly Interest Due                                      1,892,250.00          113,750.00           78,933.33         2,084,933.33
Outstanding Monthly Interest Due                                  0.00                0.00                0.00                 0.00
Additional Interest Due                                           0.00                0.00                0.00                 0.00
Total Interest Due                                        1,892,250.00          113,750.00           78,933.33         2,084,933.33
Investor Default Amount                                   2,178,477.58          125,199.86          200,319.78         2,503,997.22
Investor Monthly Fees Due                                   870,000.00           50,000.00           80,000.00         1,000,000.00
Investor Additional Amounts Due
Total Due                                                 4,940,727.58          288,949.86          359,253.11         5,588,930.56

Reallocated Investor Finance Charge Collections                                                                        9,366,473.28
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            13.4667%
Base Rate                                                                                                                   5.8646%
Excess Spread Percentage                                                                                                    7.5551%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A             Class B           Interest                 Total
--------------------------------------------                   -------             -------          ----------                -----

Beginning Certificates Balance                          522,000,000.00       30,000,000.00       48,000,000.00       600,000,000.00
Interest Distributions                                    1,892,250.00          113,750.00           78,933.33         2,084,933.33
Principal Deposits - Prin. Funding Account                        0.00                0.00                0.00                 0.00
Principal Distributions                                           0.00                0.00                0.00                 0.00
Total Distributions                                       1,892,250.00          113,750.00           78,933.33         2,084,933.33
Ending Certificates Balance                             522,000,000.00       30,000,000.00       48,000,000.00       600,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $3.62

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $3.62

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest                                               $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $3.79

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $3.79

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $3,856,476.06

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                         $78,933.33

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:          $3,777,542.72

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $8,148,831.75

          a.   Class A Monthly Interest:                         $1,892,250.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,178,477.58
          e.   Excess Spread:                                    $4,078,104.17

     2.   Class B Available Funds:                                 $468,323.66

          a.   Class B Monthly Interest:                           $113,750.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $354,573.66

     3.   Collateral Available Funds:                              $749,317.86

          a.   Excess Spread:                                      $749,317.86

     4.   Total Excess Spread:                                   $5,181,995.69

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            76.2275%

     2.   Series 2004-3 Allocable Principal
          Collections:                                         $190,281,835.41

     3.   Principal Allocation Percentage of
          Series 2004-3 Allocable Principal
          Collections:                                         $145,047,095.23

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $145,047,095.23

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-3:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,503,997.22

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $147,551,092.45

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $48,000,000.00

     2.   Required Collateral Invested Amount:                  $48,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $147,551,092.45


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
M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-3

     1.   Excess Spread:                                         $5,181,995.69
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $125,199.86
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                   $78,933.33
     9.   Applied to unpaid Monthly Servicing Fee:               $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $200,319.78
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                          $3,777,542.72

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  5.8646%
          b.   Prior Monthly Period                                    6.2240%
          c.   Second Prior Monthly Period                             0.0000%

     2.   Three Month Average Base Rate                                0.0000%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.4667%
          b.   Prior Monthly Period                                   14.0767%
          c.   Second Prior Monthly Period                             0.0000%

     4.   Three Month Average Series Adjusted Portfolio Yield          0.0000%


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